SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

Forest City Enterprises, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FOREST CITY ENTERPRISES, INC.

Notice of Annual Meeting of Shareholders

To Be Held June 8, 2004

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Forest City Enterprises, Inc. will be held in the Westerly Creek Elementary School/Odyssey School, 1858 Elm Street, Denver, Colorado 80220, on Tuesday, June 8, 2004 at 2:00 p.m., Mountain Time, for the purpose of considering and acting upon:

(1)	The election of thirteen (13) directors, each to hold office until the next annual shareholders’ meeting and until a successor shall be elected and qualified. Four (4) directors will be elected by holders of Class A Common Stock and nine (9) by holders of Class B Common Stock.

(2)	The proposed amendment, restatement and renaming of the 1994 Stock Option Plan.

(3)	The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2005.

(4)	Such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on April 12, 2004 will be entitled to notice of and to vote at such annual meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Thomas G. Smith, Secretary

Cleveland, Ohio
April 15, 2004

IMPORTANT:	It is important that your stock be represented at the meeting. Whether or not you intend to be present, please mark, date and sign the appropriate enclosed proxy or proxies and send them by return mail in the enclosed envelope, which requires no postage if mailed in the United States.

FOREST CITY ENTERPRISES, INC.

 i

FOREST CITY ENTERPRISES, INC.

Proxy Statement

Solicitation and Revocation of Proxies

The enclosed proxy or proxies relating to shares of Class A Common Stock and Class B Common Stock are solicited on behalf of the Board of Directors of Forest City Enterprises, Inc. (the “Company”) for use at the annual meeting of shareholders to be held on Tuesday, June 8, 2004 at 2:00 p.m., Mountain Time, in the Westerly Creek Elementary School/Odyssey School, 1858 Elm Street, Denver, Colorado 80220. This Proxy Statement and related form of proxy are being first sent to shareholders on or about April 15, 2004. A shareholder giving a proxy may revoke it by notifying the Secretary of the Company in writing or at the annual meeting, without affecting any vote previously taken.

Outstanding Shares and Voting Rights

As of April 12, 2004, the record date fixed for the determination of shareholders entitled to vote at the annual meeting, there were outstanding 36,409,210 shares of Class A Common Stock, par value $.33 1/3 per share, and 13,615,527 shares of Class B Common Stock, par value $.33 1/3 per share, of the Company (collectively “Common Stock”). At the annual meeting, the holders of Class A Common Stock will be entitled as a class to elect four (4) directors, and will be entitled to one vote per share for this purpose. Michael P. Esposito, Jr., Joan K. Shafran, Louis Stokes and Stan Ross have been nominated for election to serve as these directors. At the annual meeting, the holders of Class B Common Stock will be entitled as a class to elect nine (9) directors and will be entitled to one vote per share for this purpose. Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James A. Ratner, Jerry V. Jarrett, Ronald A. Ratner, Scott S. Cowen, Brian J. Ratner and Deborah Ratner Salzberg have been nominated for election to serve as these directors. Except for the election of directors, the holders of Class A Common Stock and Class B Common Stock will vote together on all other matters presented at the meeting and will be entitled to one (1) vote per share of Class A Common Stock and ten (10) votes per share of Class B Common Stock held of record.

If notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than forty-eight hours before the time fixed for the holding of the meeting that such shareholder desires cumulative voting with respect to the election of directors by a class of shareholders to which the holder belongs, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each holder of shares of that class will have the right to accumulate such voting power as the holder possesses at such election with respect to shares of that class. Each holder of shares of Class A Common Stock or Class B Common Stock, as the case may be, will have as many votes as equal the number of shares of that class of Common Stock owned by that holder multiplied by the number of directors to be elected by the holders of that class of Common Stock. These votes may be distributed among the total number of directors to be elected by the holders of that class of Common Stock or distributed among any lesser number, in such proportion as the holder may desire.

Under Ohio law and the Company’s Articles of Incorporation, broker non-votes and abstaining votes will be counted for purposes of determining whether a quorum is present at the annual meeting, but will not be counted in favor of or against any nominee for election to the Board of Directors of the Company. Abstentions will be counted as cast with respect to a proposal and have the same effect as votes against the ratification of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending January 31, 2005. Broker non-votes will not be counted as cast for any proposal.

Election of Directors

It is intended that proxies will be voted for the election of the nominees named in the table below as directors of the Company unless authority is withheld. Each is to serve until the next annual shareholders’ meeting and until their successor is elected and qualified. In the event any one or more of such nominees unexpectedly becomes unavailable for election, proxies will be voted in accordance with the best judgment of the proxy holder. All nominees are presently directors of the Company.

At March 1, 2004, the Ratner, Miller and Shafran Families, which include members of the Company’s current Board of Directors and certain executive officers (“Family Interests”), owned 74.6% of the Class B Common Stock. RMS, Limited Partnership (“RMSLP”), which owned 74.1% of the Class B Common Stock outstanding as of the record date, is a limited partnership, comprised of the Family Interests, with eight individual general partner positions, currently consisting of: Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer of the Company; Charles A. Ratner, President and Chief Executive Officer of the Company and Director; Ronald A. Ratner, Executive Vice President of the Company and Director; Brian J. Ratner, Executive Vice President of the Company and Director; Deborah Ratner Salzberg, President - Forest City Washington, Inc., a subsidiary of the Company, and Director; Joan K. Shafran, Director; Joseph Shafran; and Abraham Miller. Joan K. Shafran is the sister of Joseph Shafran. Charles A. Ratner, James A. Ratner and Ronald A. Ratner are brothers. Albert B. Ratner is the father of Brian J. Ratner and Deborah Ratner Salzberg and is first cousin to Charles A. Ratner, James A. Ratner, Ronald A. Ratner, Joan K. Shafran and Joseph Shafran. Samuel H. Miller was married to Ruth Ratner Miller (now deceased), a sister of Albert B. Ratner, and is the father of Abraham Miller.

Under the partnership agreement of RMSLP (“Agreement”), the voting power of the general partners representing a family branch is determined by dividing the interest of the family branch they represent by the aggregate interests of all family branches. The voting power of the general partner or general partners representing a family branch may not be divided or apportioned but must be voted together as a whole. If the general partners representing a family branch are unable to agree on how to vote that branch, the total voting power of the other general partners is computed without reference to the voting power otherwise available to that family branch. General partners holding 60% of the total voting power (excluding the voting power of a family branch, if any, unable to agree on how to vote on a particular matter) of RMSLP determine how to vote the Class B Common Stock of Forest City Enterprises, Inc. held by RMSLP.

At March 1, 2004, members of the Family Interests collectively owned 22.9% of the Class A Common Stock. The following table includes the shares of Class B Common Stock held by RMSLP at March 1, 2004, under the Agreement voted by the general partners of RMSLP, who under Rule 13d-3 of the Securities Exchange Act of 1934, are deemed to be the beneficial owners of those shares of Class B Common Stock:

			Percent of
		Shares of Class B	RMSLP’s
	Name of	Common Stock	Holdings of Class B
Family Branch	General Partners	Held through RMSLP	Common Stock
Max Ratner	Charles A. Ratner	4,689,272	46.0%
	Ronald A. Ratner

Albert Ratner	Brian J. Ratner	2,487,956	24.4%
	Deborah Ratner Salzberg

Samuel H. Miller	Samuel H. Miller	499,104	4.9%

Shafran	Joan K. Shafran	1,890,404	18.6%
	Joseph Shafran

Ruth Miller	Abraham Miller	617,461	6.1%

Total		10,184,197	100.0%

The following table sets forth the beneficial ownership of shares of Class A and Class B Common Stock as of March 1, 2004 of each director, nominee, other named executive officer and all directors and executive officers as a group. Except as otherwise noted, each person has had the principal occupation shown for at least the last five years.

				Number of Shares of Common
				Stock Beneficially Owned
						Combined
						Class
				Class A		A and B	Percent	Class B
		Occupation	Director	Common	Percent	Common	of	Common	Percent
Name		and Age	Since	Stock (h,j)	of Class (h)	Stock (i,j)	Class (i)	Stock	of Class
NOMINEES
(a)	Michael P.	Chairman of XL Capital Ltd.	1995	48,074	0.13%	48,074	0.13%	–	–
	Esposito, Jr.	(insurance); Retired		(1)
		Executive Vice President -
		Chief Control
		Compliance and
		Administrative Officer,
		The Chase Manhattan
		Bank, N.A. (banking).
		Director of Annuity & Life Ltd.
		(insurance).
		Age 64. (c,d,e)

(a)	Joan K.	Chief Operating Officer,	1997	21,388	0.06%	10,212,335	21.98%	10,190,947	74.30%
	Shafran	Powell Partners Ltd.		(2)		(2)(3)		(3)
		(investments) and
		Executive Managing Partner,
		The Berimore Co.
		(investments).
		Age 56.

				Number of Shares of Common
				Stock Beneficially Owned
						Combined
						Class
				Class A		A and B	Percent	Class B
		Occupation	Director	Common	Percent	Common	of	Common	Percent
Name		and Age	Since	Stock (h,j)	of Class (h)	Stock (i,j)	Class (i)	Stock	of Class
(a)	Louis	Senior Counsel -	1999	14,273	0.04%	14,273	0.04%	—	—
	Stokes	Attorney-at-Law, Squire,		(4)
		Sanders & Dempsey LLP
		since 1999 (law) and Retired
		Member of The United
		States Congress from 1969 to
		1999. Director of
		American Stone (stone).
		Age 79. (d,e)

(a)	Stan Ross	Chairman of the Board of USC	1999	12,900	0.04%	12,900	0.04%	—	—
		Lusk Center for Real Estate		(5)
		(education) and Retired
		Vice Chairman/Special
		Consultant of Ernst & Young LLP
		(accounting & consulting).
		Age 68. (c,d)

(b)	Albert B.	Co-Chairman of the	1960	1,068,417	2.95%	1,072,219	2.96%	3,802	0.03%
	Ratner	Board of Directors of the		(6)		(6)(7)		(7)
		Company since June 1995,
		Vice Chairman of the Board
		from June 1993 to June 1995,
		Chief Executive Officer prior to
		July 1995 and President
		prior to July 1993. Director
		of RPM, Inc. (lubricants).
		Age 76. (f)

(b)	Samuel	Co-Chairman of the	1960	1,227,263	3.38%	11,411,460	24.56%	10,184,197	74.25%
	H. Miller	Board of Directors		(8)		(8)(9)		(9)
		of the Company since
		June 1995, Chairman of the
		Board from June 1993 to
		June 1995 and Vice Chairman
		of the Board, Chief Operating
		Officer prior to June 1993,
		Treasurer since
		December 1992.
		Age 82. (f)

				Number of Shares of Common
				Stock Beneficially Owned
						Combined
						Class
				Class A		A and B	Percent	Class B
		Occupation	Director	Common	Percent	Common	of	Common	Percent
Name		and Age	Since	Stock (h,j)	of Class (h)	Stock (i,j)	Class (i)	Stock	of Class
(b)	Charles A.	President of the Company	1972	2,727,761	7.49%	12,911,958	27.70%	10,184,197	74.25%
	Ratner	since June 1993, Chief		(10)		(10)(11)		(11)
		Executive Officer since
		June 1995, Chief Operating
		Officer from June 1993 to
		June 1995 and Executive Vice
		President prior to June 1993.
		Director of American Greetings
		Corporation (greeting cards),
		Cole National Corporation
		(retail) and Cole National
		Group Inc. (retail).
		Age 62. (f)

(b)	James A.	Executive Vice President	1984	3,333,417	9.16%	3,333,417	9.16%	–	–
	Ratner	of the Company since		(12)		(12)(13)		(13)
		March 1988.
		Age 59. (f)

(b)	Jerry V.	Retired Chairman	1984	28,650	0.08%	28,650	0.08%	–	–
	Jarrett	and Chief		(14)
		Executive Officer
		of Ameritrust
		Corporation (banking).
		Age 72. (c,d)

(b)	Ronald A.	Executive Vice President	1985	2,372,623	6.52%	12,556,820	26.97%	10,184,197	74.25%
	Ratner	of the Company since		(15)		(15)(16)		(16)
		March 1988.
		Age 57. (f)

(b)	Scott S.	President, Tulane University	1989	30,300	0.08%	30,300	0.08%	–	–
	Cowen	(education) since July 1998,		(17)
		Dean and Professor
		of Weatherhead School
		of Management, Case
		Western Reserve University
		(education) prior to July 1998.
		Director of JoAnn Stores, Inc.
		(specialty retailing), Newell
		Rubbermaid Corporation
		(consumer products) and
		American Greetings
		Corporation (greeting cards).
		Age 57. (d,e)

				Number of Shares of Common
				Stock Beneficially Owned
						Combined
						Class
				Class A		A and B	Percent	Class B
		Occupation	Director	Common	Percent	Common	of	Common	Percent
Name		and Age	Since	Stock (h,j)	of Class (h)	Stock (i,j)	Class (i)	Stock	of Class
(b)	Brian J.	Executive Vice President	1993	198,308	0.55%	10,382,505	22.32%	10,184,197	74.25%
	Ratner	of the Company since		(18)		(18)(19)		(19)
		August 2000, Senior Vice
		President - East
		Coast Development
		from January 1997 to
		August 2000, Vice President-
		Urban Entertainment from June
		1995 to December 1996,
		Vice President from May 1994
		to June 1995.
		Age 46. (f)

(b)	Deborah	Officer of various	1995	397,356	1.09%	10,581,553	22.76%	10,184,197	74.25%
	Ratner	subsidiaries of the		(20)		(20)(21)		(21)
	Salzberg	Company.
		Age 50. (f)

OTHER NAMED EXECUTIVE OFFICER

	Thomas G.	Executive Vice		22,871	0.06%	23,636	0.07%	765	0.01%
	Smith	President of the Company		(22)
		since October 2000, Senior
		Vice President prior to
		October 2000, Chief
		Financial Officer and
		Secretary. Director
		of Cleveland Region
		Advisory Board, First
		Merit Bank (banking).
		Age 63. (f,g)

ALL DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS AS A GROUP (17 in number)				7,641,225	20.75%	17,837,637	37.94%	10,196,412	74.34%
				(23)		(23)(24)		(24)

(1)	Includes 5,400 shares that were issuable upon the exercise of stock options vested at March 1, 2004 or vesting within 60 days thereafter.

(2)	Includes 177 shares of Class A Common Stock held in a partnership in which Joan K. Shafran has shared power of voting and disposition. Ms. Shafran has beneficial ownership of 17,836 shares of Class A Common Stock held in a trust for which she is trustee and has shared power of voting and disposition.

(3)	Includes 6,750 shares of Class B Common Stock held in a partnership in which Joan K. Shafran has shared power of voting and disposition. Ms. Shafran’s beneficial ownership of the remaining 10,184,197 shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(4)	Includes 12,900 shares that were issuable upon the exercise of stock options vested at March 1, 2004 or vesting within 60 days thereafter.

(5)	Represents 12,900 shares that were issuable upon the exercise of stock options vested at March 1, 2004 or vesting within 60 days thereafter.

(6)	Albert B. Ratner has beneficial ownership of 572,387 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 390,839 shares for which he has sole power of voting and disposition. Mr. Ratner has beneficial ownership of 100,482 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees.

(7)	Does not reflect the following shares that Albert B. Ratner disclaims beneficial ownership of: 2,392,041 shares of Class B Common Stock held in trusts for which he is trustee and 190,488 shares held in trusts for which he is trust advisor, of which 1,275,436 shares are held in the Albert Ratner Family Branch of RMSLP, 1,031,791 shares are held in the Max Ratner Family Branch of RMSLP and 275,302 shares are held in the Ruth Miller Family Branch of RMSLP. See discussion of RMSLP on page 2.

(8)	Samuel H. Miller has beneficial ownership of 335,733 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 881,603 shares for which he has sole power of voting and disposition.

(9)	Samuel H. Miller’s beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(10)	Charles A. Ratner has beneficial ownership of 2,539,569 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Mr. Ratner has beneficial ownership of 36,912 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees. Includes 151,200 shares that were issuable upon the exercise of stock options vested at March 1, 2004 or vesting within 60 days thereafter.

(11)	Charles A. Ratner’s beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(12)	James A. Ratner has beneficial ownership of 3,201,569 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 1,832 shares for which he has sole power of voting and disposition. Mr. Ratner has beneficial ownership of 35,436 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees. Includes 94,500 shares that were issuable upon the exercise of stock options vested at March 1, 2004 or vesting within 60 days thereafter.

(13)	Does not reflect the following shares that James A. Ratner disclaims beneficial ownership of: 392 shares of Class B Common Stock owned directly but held by RMSLP, 2,595,365 shares of Class B Common Stock held in trusts for which he is trustee and 461,433 shares held in trusts for which he is trust advisor, of which 2,215,419 shares are held in the Max Ratner Family Branch of RMSLP, 573,999 shares are held in the Albert Ratner Family Branch of RMSLP and 267,772 shares are held in the Ruth Miller Family Branch of RMSLP. See discussion of RMSLP on page 2.

(14)	Includes 27,150 shares that were issuable upon the exercise of stock options vested at March 1, 2004 or vesting within 60 days thereafter.

(15)	Ronald A. Ratner has beneficial ownership of 2,278,083 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Includes 94,500 shares that were issuable upon the exercise of stock options vested at March 1, 2004 or vesting within 60 days thereafter.

(16)	Ronald A. Ratner’s beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(17)	Includes 27,150 shares that were issuable upon the exercise of stock options vested at March 1, 2004 or vesting within 60 days thereafter.

(18)	Brian J. Ratner has beneficial ownership of 137,068 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Includes 56,700 shares that were issuable upon the exercise of stock options vested at March 1, 2004 or vesting within 60 days thereafter.

(19)	Brian J. Ratner’s beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(20)	Deborah Ratner Salzberg has beneficial ownership of 362,556 shares of Class A Common Stock held in trusts for which she is trustee and has shared power of voting and disposition. Includes 34,800 shares that were issuable upon the exercise of stock options vested at March 1, 2004 or vesting within 60 days thereafter.

(21)	Deborah Ratner Salzberg’s beneficial ownership of these shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(22)	Includes 22,669 shares that were issuable upon the exercise of stock options vested at March 1, 2004 or vesting within 60 days thereafter.

(23)	These shares of Class A Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category. Includes 545,269 shares that were issuable upon the exercise of stock options vested at March 1, 2004 or vesting within 60 days thereafter.

(24)	These shares of Class B Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Included in this total are 10,184,197 shares of Class B Common Stock that are held by RMSLP. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category.

(a)	Nominated for election by holders of Class A Common Stock.

(b)	Nominated for election by holders of Class B Common Stock.

(c)	Member of the Audit Committee.

(d)	Member of the Compensation Committee.

(e)	Member of the Corporate Governance and Nominating Committee.

(f)	Officer and/or director of various subsidiaries of the Company.

(g)	This officer is not a director.

(h)	Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(i)	Reflects potential conversion of all Class B Common Stock held by the nominee or officer listed to Class A Common Stock. Shares of Class B Common Stock are convertible pursuant to their terms into shares of Class A Common Stock at any time on a one-for-one basis.

(j)	This column includes, if any, Class A stock options that were exercisable on March 1, 2004 or will be exercisable within 60 days after such date.

The Company has been advised that the shares owned by RMSLP and shares owned by other Ratner, Miller and Shafran families will be voted for the approval of the election of the directors nominated. If such shares are voted for approval, then such vote will be sufficient to elect the nominees voted on by the Class B shareholders.

Director Compensation

Each nonemployee director of the Company receives an annual retainer of $25,000, payable quarterly, and $1,500 for attending board meetings and board committee meetings, committee chairmen receive $3,000. Fees for attending board committee meetings longer than three hours are $3,000 for committee members and $6,000 for committee chairmen. During fiscal 2003, Messrs. Cowen, Esposito, Jarrett, Ross and Stokes received $13,500, $27,000, $33,000, $15,000 and $10,500, respectively, for attending or serving as chairman for board committee meetings. In addition, Messrs. Cowen, Jarrett, Ross and Stokes received $3,000 each, Mr. Esposito received $5,000 and Ms. Shafran received $7,500 for attending other meetings in their capacity as directors of the Company. Directors who are also employees of the Company receive no additional compensation for service as directors.

During fiscal 2003 Messrs. Cowen, Esposito, Jarrett, Ross and Stokes were each granted 10,800 stock options to purchase Class A Common Stock. These stock options have an exercise price of $31.00, vest over four years and have a term of ten years.

Principal Security Holders

Unless otherwise indicated, the following table sets forth the security ownership as of March 1, 2004 of all other persons who beneficially own 5% or more of the Company’s common stock.

	Number of Shares of Common Stock
	Beneficially Owned
				Combined
	Class A			Class A and B			Class B
	Common		Percent	Common		Percent	Common		Percent
Name and Address	Stock (a)		of Class (a)	Stock (b)		of Class (b)	Stock		of Class
Private Capital Management, Inc.,	5,500,347	(1)(5)	15.16%	6,441,931	(1)(5)	17.31%	941,584	(1)(5)	6.86%
Bruce S. Sherman and Gregg J. Powers 8889 Pelican Bay Boulevard Suite 500 Naples, FL 34108

Southeastern Asset Management, Inc.	4,227,575	(2)(5)	11.65%	4,227,575	(2)(5)	11.65%	–	(2)(5)	–
and Longleaf Partners Small-Cap Fund 6410 Poplar Avenue, Suite 900 Memphis, TN 38119

Third Avenue Management, LLC	5,894,740	(3)(5)	16.25%	5,913,590	(3)(5)	16.29%	18,850	(3)(5)	0.14%
622 Third Avenue, 32nd Floor New York, NY 10017

Citigroup Inc.	1,880,480	(4)(5)	5.18%	1,880,480	(4)(5)	5.18%	–	(4)(5)	–
399 Park Avenue New York, NY 10043

Joseph Shafran	18,013	(6)	0.05%	10,208,960	(6)	21.97%	10,190,947	(6)	74.30%
Paran Management Company, Ltd. 2720 Van Aken Boulevard Suite 200 Cleveland, OH 44120

Abraham Miller	76,455	(7)	0.21%	10,260,652	(7)	22.08%	10,184,197	(7)	74.25%
Graffiti 3111 Carnegie Avenue Cleveland, OH 44115

Ratner, Miller & Shafran Family	8,391,874	(8)	22.86%	18,624,648	(8)	39.68%	10,232,774	(8)	74.61%
Interests Terminal Tower 50 Public Square, Suite 1600 Cleveland, OH 44113

(1)	Private Capital Management, Inc. (PCM), a Florida corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. PCM is deemed to be the beneficial owner of the securities in the table above because of its shared power to dispose or to direct the disposition of these securities; PCM disclaims any power to vote or to direct the voting of these securities. Bruce S. Sherman, as Chief Executive Officer of PCM, and Gregg J. Powers, as President of PCM, exercise shared dispositive and shared voting power with respect to shares held by PCM’s clients and managed by PCM and may be deemed to be the beneficial owner of the 5,500,347 shares of Class A Common Stock and 941,584 shares of Class B Common Stock beneficially owned by PCM. Messrs. Sherman and Powers disclaim beneficial ownership in the shares held by PCM’s clients and disclaim the existence of a group.

(2)	Southeastern Asset Management, Inc. (SAM), a Tennessee corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. Longleaf Partners Realty Fund (LPRF) is a series of Longleaf Partners Fund Trust, a Massachusetts business trust. All of the securities are owned legally by SAM’s investment advisory clients and none are owned directly or indirectly by SAM. SAM disclaims beneficial ownership of any of the securities. SAM has sole voting power over 841,500 shares of Class A Common Stock, dispositive power over 1,955,900 shares of Class A Common Stock, and shared voting power with LPRF over 2,271,675 shares of Class A Common Stock. Mr. O. Mason Hawkins, a U.S. Citizen and Chairman of the Board and Chief Executive Officer of SAM, could be deemed to be a controlling person of SAM as a result of his official positions with or ownership of SAM’s voting securities. The existence of such control is expressly disclaimed. Mr. Hawkins does not own, directly or indirectly, any securities for his own account included in the table above.

(3)	Third Avenue Management LLC (TAM) is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. TAM has sole power of voting for 4,906,172 shares and sole power of disposition of 5,894,740 shares of Class A Common Stock. Various other Third Avenue investment companies registered under the Investment Company Act of 1940 have the right to receive dividends and sales proceeds from certain of the shares reported by TAM. Various separately-managed accounts for whom TAM acts as investment advisor have the right to receive dividends and sales proceeds from certain of the shares reported by TAM.

(4)	Citigroup Inc. who is the parent company of Smith Barney Fund Management LLC (SBFM), has shared voting and dispositive power of 1,880,480 shares of Class A Common Stock. SBFM is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. SBFM has shared voting and dispositive power of 1,865,116 shares of Class A Common Stock.

(5)	The number of shares of capital stock beneficially owned represent shares beneficially owned at December 31, 2003 as disclosed in Forms 13F and/or 13G filed by the Principal Security Holder.

(6)	Joseph Shafran is the brother of Joan K. Shafran, Director. Mr. Shafran has beneficial ownership of 177 shares of Class A Common Stock held in a partnership in which he has shared power of voting and disposition. Mr. Shafran also has beneficial ownership of 17,836 shares of Class A Common Stock held in a trust for which he is trustee and has shared power of voting and disposition. Included in the Class B Common Stock are 6,750 shares held in a partnership in which Joseph Shafran has shared power of voting and disposition. Joseph Shafran’s beneficial ownership of the remaining 10,184,197 shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP under “Election of Directors” on page 2.

(7)	Abraham Miller is the son of Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer of the Company. Abraham Miller has beneficial ownership of 3,500 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 27,843 shares for which he has sole power of voting and disposition. Abraham Miller’s beneficial ownership of the Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP under “Election of Directors” on page 2.

(8)	The Ratner, Miller and Shafran families have an ownership interest in the Company as reflected in the table above. These securities are beneficially owned by members of these families either individually or through a series of trusts and custodianships. Of the shares of Class B Common Stock listed above, RMSLP owns 10,184,197 shares which represents 74.25% of the Class B Common Stock outstanding at March 1, 2004.

Certain members of the Ratner, Miller and Shafran families have been nominated for election to serve on the Board of Directors of the Company. (See information regarding nominees and directors previously disclosed for further information regarding the beneficial ownership of the Company’s Common Stock by these individuals).

(a)	Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(b)	Reflects potential conversion of all Class B Common Stock held by the principal security holder listed to Class A Common Stock. Shares of Class B Common Stock are convertible into shares of Class A Common Stock at anytime on a one-for-one basis.

Committees of the Board of Directors

During the last fiscal year, the Company’s Board of Directors held four regular meetings.

The Board’s policy is to conduct its specific oversight tasks through committees, with the objective of freeing the Board as a whole to focus on strategic oversight and matters that by law or custom require the attention of the full Board. The Company’s Board has established three standing committees, functioning in the following areas:

-	audit and financial reporting;

-	management compensation; and

-	nominations, corporate governance and succession planning.

In addition, effective December 6, 2002, the independent members of the Board began meeting in an executive session following each regularly scheduled Board meeting. Scott S. Cowen serves as presiding director of these sessions.

Each of the committees operates under a written charter approved by the Board following review and recommendation by the Corporate Governance and Nominating Committee. The Company’s committee charters can be viewed on its website at www.forestcity.net. Each Board committee is authorized to retain its own outside advisors. Under the Company’s corporate governance guidelines, all members of its Audit Committee are required to be independent directors. Additionally, although not required under the New York Stock Exchange corporate governance rules due to the Company’s “controlled company” status, the Board has determined that all members of the Company’s Compensation Committee and Corporate Governance and Nominating Committee are also independent. The Company is in a “controlled company” status because, as of March 1, 2004, the Ratner, Miller and Shafran Family Interests controlled 8,391,874 Class A votes and 102,327,740 Class B votes for an aggregate voting percentage of 63.8%. See “Election of Directors” on page 2 for a description of the Ratner, Miller and Shafran Family Interests. In addition, the Board has unanimously determined that Mr. Esposito, the chairman of the Audit Committee, qualifies as an “audit committee financial expert” within the meaning of applicable laws and regulations.

Each director attended at least 75% of the meetings of the Board and those committees on which the director served.

The Company’s policy with respect to attendance by directors at the annual meeting of shareholders is that attendance is required when the annual meeting of shareholders coincides with a Board of Director’s meeting. The exception to this attendance requirement is when the two meetings are not consecutively scheduled.

The principal functions of the Board’s committees and related information are:

1.	Audit Committee. The Company’s Audit Committee is composed of three nonemployee directors: Michael P. Esposito, Jr., the chairman of such committee, Jerry V. Jarrett and Stan Ross. All of the Company’s Audit Committee members are financially literate in accordance with the requirements of the NYSE Listed Company Manual. The Board has determined that Michael Esposito, Jr., the chairman of the Audit Committee, qualifies as an “audit committee financial expert” in accordance with the requirements of Section 407 of the Sarbanes-Oxley Act of 2002 and the SEC rules implementing that section. The Audit Committee’s purpose is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the integrity of the Company’s financial statements, including the Company’s system of internal controls, accounting controls and disclosure controls, (ii) the Company’s compliance with legal, ethical and regulatory requirements, (iii) the outside auditors’ qualifications and independence, (iv) the performance of the outside auditors and the Company’s internal audit function, and (v) produce the Audit Committee’s report, made pursuant to the Securities Exchange Act of 1934, to be included in the Company’s annual proxy statement. The Audit Committee meets with the independent accountants on a quarterly basis and periodically as deemed necessary. In addition, the Audit Committee has established a policy for “Employee Complaint Procedures for Accounting and Auditing Matters,” which establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Shareholders of the Company will be given the opportunity to ratify the appointment of the Company’s independent accountants at its 2004 annual meeting. Although this ratification is not required by law, the Board believes that shareholders should be given an opportunity to express their views on the subject.

The Audit Committee met six times last year.

A copy of the Audit Committee Report is included in this proxy statement (page 17). The Audit Committee charter is included as Exhibit B to this proxy statement and is available on the Company’s website at www.forestcity.net.

2.	Compensation Committee. The Company’s Compensation Committee is composed of five nonemployee, independent directors: Jerry V. Jarrett, the chairman of such committee, Scott S. Cowen, Michael P. Esposito, Jr., Stan Ross and Louis Stokes. The Compensation Committee’s purpose is to assist the Board in carrying out its oversight responsibilities relating to compensation matters by (a) establishing and administering compensation of the Company’s executive officers and senior management (b) periodically reviewing director compensation in relation to other comparable companies and discussing this review with the Board, (c) administering the Company’s stock option or other equity incentive plans, and (d) in accordance with federal securities laws, producing an annual report on executive compensation for inclusion in the proxy statement relating to the Company’s annual meeting of shareholders. The committee also evaluates the performance of the Chief Executive Officer using procedures prescribed by the Corporate Governance and Nominating Committee.

The Compensation Committee met four times last year.

A copy of the Compensation Committee Report is included in this proxy statement (page 18). The Compensation Committee charter is included as Exhibit C to this proxy statement and is available on the Company’s website at www.forestcity.net.

3.	Corporate Governance And Nominating Committee. The Company’s Corporate Governance and Nominating Committee is composed of three nonemployee, independent directors: Scott S. Cowen, the chairman of such committee, Michael P. Esposito, Jr. and Louis Stokes. The Corporate Governance and Nominating Committee’s purpose is to assist the Board in carrying out its oversight responsibilities relating to corporate governance matters, including the composition of the Board. As part of its responsibilities, the committee considers and makes recommendations to the full Board with respect to the following matters:

-	identifying individuals qualified to become Board members and the director nominees for the next annual meeting of shareholders;

-	director nominees for each committee;

-	matters of organizational and governance structure of the Company, including developing and recommending to the Board the Corporate Governance Guidelines applicable to the Company;

-	the Company’s Code of Legal and Ethical Conduct;

-	the Board’s annual review of its performance;

-	appropriate procedures for the succession planning for senior officer executive positions;

-	appropriate procedures to evaluate the performance of the Chief Executive Officer; and

-	evaluation of the Board and management.

The Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Committee regularly reviews the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Committee considers various potential candidates for director. The Corporate Governance and Nominating Committee may consider candidates recommended by shareholders, as well as from other sources, such as current directors or officers, professional search firms or other appropriate sources. The Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors, and the Corporate Governance and Nominating Committee does not perceive a need to increase the size of the Board of Directors.

Third party consultants may be retained from time to time to identify potential candidates, but any such retention will be made directly by the Corporate Governance and Nominating Committee, in consultation with the Chairman and Chief Executive Officer. If retained, third party consultants would be used primarily to identify potential candidates, conduct customary background and reference checks and recommend potential candidates to the Committee in accordance with criteria furnished by the Committee. On occasion, at the request of the Chairperson of the Committee, third party consultants may also conduct preliminary screening and interviews to assess candidate suitability in accordance with criteria furnished by the Committee.

The Company’s Corporate Governance Guidelines contain Board membership criteria that apply to the Corporate Governance and Nominating Committee’s recommended nominees for a position on the Company’s Board of Directors. Under these criteria, members of the Board shall demonstrate the qualities of integrity and high ethical standards, have the ability to communicate clearly and persuasively, express opinions, raise tough questions and make informed, independent judgments.

A director shall possess knowledge, experience and skills in a minimum of one specialty area, such as: knowledge of the real estate industry (development, management, operations, marketing, competition, etc.); accounting and finance; corporate management; and international, legal or governmental expertise. Other qualifications include diversity in gender, ethnic background, geographic origin or personal and professional experience. The willingness and ability to work with other members of the Board of Directors in an open and constructive manner and the ability to devote sufficient time to prepare for and attend Board meetings are required. Service on other boards of public companies should be limited to no more than three or four, subject to the Board of Directors’ review.

To submit a recommendation of a director candidate to the Corporate Governance and Nominating Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Corporate Governance and Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

-	the name, age, business address and residence of the person recommended as a director candidate;

-	the principal occupation or employment of the person;

-	any information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

-	the written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

-	the name and record address of the proposing shareholder;

-	the number of shares and class of Common Stock beneficially owned, for at least one year, by the proposing shareholder;

-	a statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Corporate Governance and Nominating Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

The Corporate Governance and Nominating Committee met three times last year.

A copy of the Corporate Governance and Nominating Committee Report is included in this proxy statement (page 19). The Corporate Governance and Nominating Committee charter is included as Exhibit D to this proxy statement and is available on the Company’s website at www.forestcity.net.

Independence Determinations

The Board has unanimously determined that Messrs. Cowen, Esposito, Jarrett, Ross and Stokes are neither affiliated persons of the Company nor do they have any material relationship with the Company (other than their role as director of the Company) and, therefore, qualify as independent directors within the meaning of all applicable laws and regulations, including the enhanced independence standards for the New York Stock Exchange. In addition, all members of all committees, including the Audit Committee, qualify as independent within the meaning of all applicable laws and regulations, including the enhanced independence standards of the New York Stock Exchange.

In making these independence determinations, the Board considered all of the factors that automatically compromise director independence as specified in the respective independence standards of the Securities and Exchange Commission and the New York Stock Exchange and definitively determined that none of those conditions existed. In addition, the Board considered whether any material relationship beyond those factors that automatically compromise director independence existed between either the Company and/or its management and/or any of their respective affiliates or family members or otherwise between each director or any family member of such director or any entity with which director or family member of such director was employed or otherwise affiliated, on the other hand. For those directors for whom the Board determined there was a relationship, the Board then considered whether or not the relationship was material or did in fact, or could reasonably be expected to, compromise such director’s independence from management. The Board definitively determined for those directors identified as independent above that either no such relationship existed at all or that any relationship that existed was not material and/or did not so compromise such director’s independence from management.

Audit Committee Report

This report, together with the compensation committee report, the Corporate Governance and Nominating Committee Report and Performance Graph on page 26, shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information by reference and shall not otherwise be deemed filed under such acts ..

The Board of Directors of Forest City Enterprises, Inc. adopted an amended Audit Committee Charter on March 11, 2004. A copy of this charter is included as Exhibit B to this proxy statement and is available on the Company’s website at www.forestcity.net. All members of the Audit Committee are independent as defined in Section 303A.02 of the New York Stock Exchange’s listing standards.

The Audit Committee has reviewed and discussed with the Company’s management and PricewaterhouseCoopers LLP, the Company’s independent auditors, the audited financial statements of the Company contained in the Company’s Annual Report to Shareholders for the year ended January 31, 2004. The Audit Committee has also discussed with the Company’s independent auditors the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees), as amended.

The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (titled, “Independence Discussions with Audit Committees”) and has discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee has also considered whether the provision of tax consulting, information technology services and other non-audit services to the Company by PricewaterhouseCoopers LLP is compatible with maintaining their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended January 31, 2004, filed with the Securities and Exchange Commission.

Michael P. Esposito, Jr., Chairman	Jerry V. Jarrett	Stan Ross

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors consists entirely of nonemployee, independent Directors. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries.

Compensation Committee Report

The primary role of the Compensation Committee is to develop and implement compensation policies that are consistent with and integrally linked to the accomplishments of the Company’s strategic objectives. The Compensation Committee’s charter is included as Exhibit C to this proxy statement and is available on the Company’s website at www.forestcity.net.

The Company adheres to certain principles in developing its compensation policies. Total compensation should be competitive with other companies in the real estate industry of similar size. Incentive compensation should be linked both to each individual’s performance and the performance of the Company as a whole. Compensation opportunities should be structured to attract and retain those individuals that can help achieve the Company’s strategic objectives and thus maximize shareholder value over time.

The Compensation Committee recommends, reviews and approves the development and formulation of all policies under which each form of compensation is paid or awarded to the Company’s “key” officers as defined by the Committee, including, without limitation, the administration of the Company’s equity incentive plans. The Committee reviews and approves the compensation of the Chief Executive Officer and the five other most highly compensated executive officers. The Compensation Committee also reviews the salaries and incentives for each member of the Ratner, Miller and Shafran families identified as executive officers.

The Compensation Committee periodically utilizes nationally recognized outside experts as consultants to assist it in the performance of its duties. These consultants are asked to analyze officers salaries and compare those paid by Forest City Enterprises with comparable corporations in the real estate field. In addition, the consultants are asked to provide the committee with guidance on ranges in annual salary and incentive compensation so officers of Forest City Enterprises would be compensated on a competitive basis. The committee meets with these consultants as required and expects to continue to use their services in the future.

The Company entered into an agreement with Charles A. Ratner, President and Chief Executive Officer, effective February 3, 2002. The Agreement provides for an annual salary of $450,000. The contract was initially for a one-year term and is renewed for additional one-year terms unless otherwise terminated. In reviewing the Chief Executive Officer’s compensation, the Compensation Committee believes one of the most important indicators of performance on his part is his ability to understand and react to changing conditions affecting the Company’s industry and to adjust strategic directions and tactical plans to be responsive, improving shareholder value over time and development of management succession plans.

Jerry V. Jarrett, Chairman	Scott S. Cowen	Michael P. Esposito, Jr.

Stan Ross	Louis Stokes

Corporate Governance and Nominating Committee Report

Forest City Enterprises, Inc. is managed by the Company’s senior management under the direction of its Board of Directors. The Board operates within a comprehensive plan of corporate governance and has adopted, and periodically reviews, policies and procedures to guide it in the discharge of its oversight responsibilities. They are summarized in this section. Copies of the Corporate Governance guidelines adopted by the Company’s Board, its directorate committee charters, its code of legal and ethical conduct and other relevant information are set forth or explained in greater detail on the Company’s website at www.forestcity.net.

The Company regularly reviews its corporate governance policies and practices and, like many other public companies, is specially reviewing them in light of recently enacted legal and stock exchange requirements. Over the course of the past year, the Board has compared the Company’s corporate governance policies and practices to those suggested by various groups or authorities active in corporate governance, as well as the requirements of the Sarbanes-Oxley Act of 2002 and the listing standards of the New York Stock Exchange. This review specifically focused on the following areas of corporate governance:

.	the Company’s corporate governance guidelines in general;

.	the Company’s current Board’s composition and compensation;

.	the Company’s Board and committee operation and committee charters; and

.	certain procedures relating to the Company’s Code of Legal and Ethical Conduct.

The Company expects to adopt further changes in the future that the Board believes are the best corporate governance policies and practices for it.

Corporate Governance Guidelines

Upon the advice and recommendation of the Company’s Corporate Governance and Nominating Committee, the Board adopted the Company’s Corporate Governance Guidelines. The Company’s Corporate Governance Guidelines, among other things, provide for Audit, Compensation and Corporate Governance and Nominating Committees; all members of the Audit Committee to be independent directors; regular sessions of independent directors; an annual self-assessment process for the Board and its committees; succession planning; and new director orientation and continuing director education. These guidelines largely document practices and principles already in place at the Board level and are available on the Company’s website at www.forestcity.net.

Board Composition

The Company’s Board currently consists of five independent members and eight members of the Ratner, Miller and Shafran families, including the Company’s President and Chief Executive Officer and three executive vice presidents. Biographical information and information about the Board committees on which the Company’s directors serve is set forth in “Election of Directors” on pages 2 to 9 of this proxy statement. None of the Company’s independent directors have received any compensation from the Company, other than for his or her service as a director, or is associated with a firm that does business with the Company, with one exception which the Corporate Governance and Nominating Committee reviewed and concluded such affiliations are immaterial and do not compromise the directors’ independence. Accordingly, all of these directors are independent under SEC and New York Stock Exchange requirements, as well as the Company’s own Corporate Governance Guidelines. Under the Company’s Corporate Governance Guidelines, the Board determines whether a director has a relationship to the Company or its management that would interfere with such director’s exercise of independent judgment.

The functions of the Board chairmen and Chief Executive Officer of the Company are presently separated. The Company’s Corporate Governance Guidelines require that the independent directors regularly meet without the inside directors and management present for a portion of their meetings. The Board has selected Scott S. Cowen, presiding director and chairman of the Corporate Governance and Nominating Committee, to preside over the executive sessions of the independent directors of the Board. The Company has established procedures to permit confidential and anonymous (if desired) submissions to the presiding director of concerns regarding the Company. Interested parties may make their concerns about the Company known to the independent directors by directly contacting Scott S. Cowen, the presiding director, by mailing a statement of concerns to the Company marked “Confidential.”

Such correspondence should be addressed as follows:

Mr. Scott S. Cowen, Presiding Director
c/o General Counsel
“Confidential”
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1160
Cleveland, Ohio 44113

Code of Legal and Ethical Conduct

The Company requires that all directors and employees adhere to its Code of Legal and Ethical Conduct in addressing the legal and ethical issues encountered in conducting their work. The Code of Legal and Ethical Conduct is currently being implemented and requires, among other things, that the Company’s employees avoid conflicts of interest, comply with all laws and other legal requirements and otherwise act with integrity. The Company requires all management employees to acknowledge receipt and compliance with the Code of Legal and Ethical Conduct, and those with supervisory duties are also required to acknowledge their responsibility for both informing and monitoring compliance with the Code of Legal and Ethical Conduct on the part of employees under their supervision.

The Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company’s Audit Committee has adopted a policy statement entitled “Employee Complaint Procedures for Accounting and Auditing Matters” establishing those procedures.

Disclosure Committee

The Company’s chief executive officer and chief financial officer have created the Disclosure Committee and adopted a charter to assure that information required to be disclosed by the Company in the reports that it files or submits under the Securities Exchange Act of 1934 is properly recorded, processed, summarized and reported to senior management of the Company as appropriate to allow timely decisions regarding required disclosure and certification. The Committee will also evaluate the adequacy of the Company’s disclosure controls and procedures with respect to its periodic reports and quarterly earnings releases.

The corporate controller and general counsel of the Company serve as co-chairmen of this committee. Other members of the committee include the chief executive officer, chief financial officer, director of accounting standards and SEC reporting and the chief executive and chief financial officers of the strategic business units.

Each quarter, the committee will review and evaluate the effectiveness of the Company’s procedures for recording, processing, summarizing and reporting of information required to be disclosed by the Company in its Securities Exchange Act of 1934 filings. As part of this review and evaluation, the committee will assess the effectiveness of the Company’s internal control structure and procedures for financial reporting.

Other Information

As indicated above, copies of corporate governance guidelines, Code of Legal and Ethical Conduct and board committee charters, as well as other information and documents, are posted on the Company’s website at www.forestcity.net. References to the Company’s website are for your convenience; however, the information contained on the Company’s website is not incorporated into this proxy statement or any other report it files with the SEC.

If you prefer, the Company will send you copies of any of these materials upon written request.

Written requests should be directed to:

Geralyn M. Presti
General Counsel
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1160
Cleveland, Ohio 44113
geripresti@forestcity.net

Scott S. Cowen, Chairman	Michael P. Esposito, Jr.	Louis Stokes

Executive Compensation

The following table sets forth the compensation awarded to, earned by, or paid to the Company’s Chief Executive Officer and the five other most highly compensated executive officers.

Summary Compensation Table

				Long Term Compensation
				Awards	Payouts
		Annual Compensation		Securities Underlying	LTIP	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Options(#)	Payouts($)	Compensation($)
Charles A. Ratner,	2003	$450,000	$75,000	43,200	$–	$12,188
President and Chief	2002	448,077	200,000	–	–	111,492
Executive Officer	2001	400,000	200,000	43,200	–	119,641

Albert B. Ratner, Co-Chairman	2003	475,000	75,000	–	–	12,236
of the Board of Directors	2002	475,000	150,000	–	–	73,802
	2001	475,000	150,000	–	–	85,044

Samuel H. Miller, Co-Chairman	2003	425,000	75,000	–	–	12,236
of the Board of Directors	2002	425,000	150,000	–	–	11,618
and Treasurer	2001	425,000	150,000	–	–	11,618

James A. Ratner,	2003	400,000	105,000	27,000	–	11,774
Executive Vice President	2002	398,077	175,000	–	–	8,516
	2001	350,000	175,000	27,000	–	8,516

Ronald A. Ratner,	2003	400,000	105,000	27,000	–	11,774
Executive Vice President	2002	398,077	175,000	–	–	8,516
	2001	350,000	231,875	27,000	–	8,276

Thomas G. Smith,	2003	374,615	107,250	21,600	–	52,188
Executive Vice President,	2002	364,039	260,000	–	–	51,792
Chief Financial Officer	2001	340,000	182,240	21,600	–	51,792
and Secretary

Amounts reported as “All Other Compensation” in 2003 include (i) accrual of annual benefits to the named executive officer’s vested balance in the Company’s supplemental pension plan for executives, $10,000 each for: Charles A. Ratner, Albert B. Ratner, Samuel H. Miller, James A. Ratner, and Ronald A. Ratner, (ii) accrual of an amount for Thomas G. Smith under a deferred compensation plan, $50,000; (iii) cost of group term life insurance as follows: Charles A. Ratner, $1,188; Albert B. Ratner, $1,236; Samuel H. Miller, $1,236; Thomas G. Smith, $1,188; James A. Ratner, $774 and Ronald A. Ratner, $774; and (iv) the Company’s matching contribution to the 401(k) plan of $1,000 each.

The Company entered into employment agreements with Albert B. Ratner and Samuel H. Miller, Co-Chairmen of the Board of Directors effective January 1, 1999 which provide for an annual salary of $475,000 and $425,000, respectively. The agreements are renewable annually. Although they do not participate in a formal bonus plan, an annual bonus may be awarded, determined on a discretionary basis.

The Company entered into employment agreements with James A. Ratner and Ronald A. Ratner effective February 3, 2002, providing for annual salaries of $400,000 each. These agreements are renewable annually.

The employment agreements for Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James A. Ratner and Ronald A. Ratner provide that upon the death of such officer, their beneficiary will receive an annual death benefit for five years equal to their annual salary at time of death. A similar death benefit is provided to Thomas G. Smith through an agreement dated May 31, 1999.

Option Grants in Last Fiscal Year

The following table sets forth information regarding stock options granted during fiscal 2003 to the executive officers named in the Summary Compensation Table.

Individual Grants

	Number
	of	% of Total			Grant Date
	Securities Underlying	Options Granted to	Exercise		Value
	Options	Employees	or Base		Grant Date
	Granted	in Fiscal	Price	Expiration	Present
	(#) (1)	Year	($/Sh)	Date	Value $ (2)
Charles A. Ratner	43,200	6.38%	$31.00	3/17/13	$562,684
Albert B. Ratner	–	–	–	–	–
Samuel H. Miller	–	–	–	–	–
James A. Ratner	27,000	3.99%	$31.00	3/17/13	$351,678
Ronald A. Ratner	27,000	3.99%	$31.00	3/17/13	$351,678
Thomas G. Smith	21,600	3.19%	$31.00	3/17/13	$281,342

     (1) On March 17, 2003, fixed stock options to purchase Class A common stock were granted under the 1994 Stock Option Plan (“Plan”). The options have a term of 10 years and vest as follows: 25% after two years, 50% after three years and 100% after four years from date of grant. The exercise price is equal to the fair market value on the date of grant. Fair market value is defined as the price per share at the close of business on the date immediately preceding the date the stock option grant is awarded. Under the Plan, the awards may be incentive stock options or non-qualified stock options. All the options granted in the above table were non-qualified stock options, except for Thomas G. Smith, who was granted 6,450 incentive stock options and 15,150 non-qualified stock options.

     (2) The options were valued at $13.03 each using the Black-Scholes option-pricing model using the following assumptions: expected volatility of 31.9%, risk-free rate of return of 3.7%; dividend yield of .7%, based on return of U.S. Government notes; expected life of 8.7 years and turnover of 2.6%.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

The following Table shows stock options exercised during fiscal 2003 by the named executive officers and the value of their unexercised stock options to purchase Class A Common Stock held at January 31, 2004.

Number of
			Securities	Value of
			Underlying	Unexercised
			Unexercised	In-the-Money
			Options at	Options at
	Shares		FY-End (#)	FY-End ($)
	Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise (#)	Realized ($)	Unexercisable	Unexercisable
Charles A. Ratner	—	$—	140,400/75,600	$5,113,444/	$1,667,531
Albert B. Ratner	—	—	—	—
Samuel H. Miller	—	—	—	—
James A. Ratner	—	—	87,750/47,250	3,195,902/	1,042,207
Ronald A. Ratner	—	—	87,750/47,250	3,195,902/	1,042,207
Thomas G. Smith	14,671	268,587	17,269/37,800	597,245/	833,765

The last closing price of the Company’s Class A Common Stock for the fiscal year ended January 31, 2004 was $52.00 per share.

Equity Compensation Plan Information

The information presented in the following table is as of January 31, 2004.

	(a)	(b)	(c)
	Number of securities	Weighted-average	Number of securities remaining
	to be issued upon	exercise price	available for future issuance
	exercise of	of outstanding	under equity compensation
	outstanding options,	options, warrants	plans (excluding securities
Plan category	warrants and rights	and rights	reflected in column (a))
Equity compensation plan approved by security holders (1)	1,912,255	$24.07	2,962,230

Equity compensation plan not approved by security holders (2)(3)	176,663	$24.34	—

Total	2,088,918		2,962,230

(1) The Company’s 1994 Stock Option Plan was approved by the shareholders in 1994. The Plan is administered by the Compensation Committee of the Board of Directors. Under the Plan, the Company may award Class A stock options to key employees in the form of incentive stock options or nonqualified stock options. The maximum number of shares that may be awarded under the Plan is 5,875,000. The maximum award to an individual during any calendar year is 112,500. Anti-dilution provisions in the Plan adjust the share maximums, outstanding awarded options and related exercise prices for stock splits or stock dividends. Each option grant has a maximum term of 10 years. Vesting schedules are determined by the Compensation Committee for each award and no vesting occurs during the first year following the date of grant. The exercise price of all options must equal the fair market value of the stock on the date of grant.

(2) Includes outstanding options for 174,000 shares of Class A Common Stock that were granted to Nonemployee Directors as described under the Amended Plan Proposal — “Summary of Changes — Eligible Participants.” The terms and conditions of these options are consistent with those set forth in the 1994 Stock Option Plan. If the Amended Plan is approved by shareholders at the 2004 annual meeting, options will then be granted to Nonemployee Directors under the Amended Plan.

(3) In 2000, the Board of Directors approved an amendment to the Deferred Compensation Plan for Nonemployee Directors to add a company stock investment option. This Plan permits nonemployee members of the Board of Directors to defer 50% or 100% of their retainer by making annual elections to participate. Directors electing to participate select either a cash investment option or stock investment option for fees deferred during the year. Fees deferred to the stock investment option are deemed to be invested in the

Company’s Class A Common Stock (phantom shares). Dividends earned on these phantom shares are deemed to be reinvested in more phantom shares. After the participant ceases to be a director of the Company, the phantom shares accumulated in the participant’s account will be paid out in shares of Class A Common Stock or cash, as elected by the participant. There were 2,663 phantom shares accumulated in participants’ accounts as of January 31, 2004. The Plan does not limit the number of shares that can be issued under the stock investment option.

Performance Graph

The following graph shows a comparison of five-year cumulative total return of Forest City Enterprises, Inc. Class A Common Stock (FCEA), Forest City Enterprises, Inc. Class B Common Stock (FCEB), Standard & Poor’s 500 Stock Index (S&P 500) and the Dow Jones Real Estate Investment Index. The cumulative total return is based on a $100 investment on January 31, 1999 and the subsequent change in market prices of the securities at each respective fiscal year end. It also assumes that dividends were reinvested quarterly.

	Jan-99	Jan-00	Jan-01	Jan-02	Jan-03	Jan-04
Forest City Enterprises, Inc. - Class A	$100	$104	$166	$240	$202	$319
Forest City Enterprises, Inc. - Class B	$100	$121	$168	$240	$204	$317
S&P 500	$100	$110	$109	$92	$71	$95
Dow Jones US Real Estate Index	$100	$97	$124	$138	$138	$204

Transactions with Affiliated Persons

The Company paid approximately $215,000 as total compensation during 2003 to RMS Investment Corp. (RMSIC), a company engaged in property management and leasing, controlled by the four children of Charles A. Ratner (the President, Chief Executive Officer and a Director of the Company), the two children of James Ratner (an Executive Vice President and a Director of the Company), the two children of Ronald Ratner (an Executive Vice President and a Director of the Company), Deborah Ratner Salzberg (President - Forest City Washington, Inc. and a Director of the Company), Brian J. Ratner (Executive Vice President and a Director of the Company), the four children of Ruth Miller (deceased sister of Albert Ratner) and Samuel H. Miller (a Co-Chairman of the Company’s Board of Directors), and Samuel H. Miller as Trustee. RMSIC manages and provides leasing services to two of the Company’s Cleveland-area specialty retail shopping centers, Golden Gate (362,000 square feet) and Midtown (258,000 square feet). The rate of compensation for such services is four percent of all tenant rentals, plus a lease fee of two percent to four percent. Management believes these fees are comparable to that which other management companies would charge.

Under the Company’s current policy, no director, officer or employee, including members of the Ratner, Miller or Shafran families, is allowed to invest in a competing real estate opportunity without first obtaining approval of the Company’s Audit Committee. However, the Company currently does not have non-compete agreements with any of its directors, officers and employees and, upon leaving the Company, any director, officer or employee could compete with the Company. An exception to the Company’s conflict of interest policy permits those of the principal shareholders who are officers or employees of the Company to own, alone or in conjunction with others, certain commercial, industrial and residential properties which may be developed, expanded, operated and sold independently of the business of the Company. The ownership of these properties by these principal shareholders makes it possible that conflicts of interest may arise between them and the Company. Although no such conflicts are anticipated, areas of possible conflict may be in the development or expansion of properties which may compete with the Company or the solicitation of tenants for the use of such properties. The Company was informed by these principal shareholders in 1960 that, except for these properties, they would in the future engage in all business activities of the type conducted by the Company only through and on behalf of the Company as long as they were employed by the Company. This would not preclude them from making personal investments in real estate on which buildings and improvements have been completed prior to such investments.

Section 16(a) Beneficial Ownership Reporting/Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and owners of more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange, initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the Company. Executive officers, directors and owners of more than 10% of the common shares are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended January 31, 2004, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, except for Mr. Michael P. Esposito, Jr., who filed two late Form 4’s, to report one transaction due to difficulties with the reporting software and the second transaction due to the unknown third-party change of his EDGAR password; Mr. Abraham Miller, who missed reporting a transfer of stock transaction on his Form 5 filed in March of 2003 and reported it on his March 2004 Form 5; and Mr. Louis Stokes, who filed one transaction late and reported it on his next Form 4.

Proposal to Amend, Restate and Rename the 1994 Stock Option Plan

(As Amended, Restated and Renamed as of June 8, 2004)

General

The Forest City Enterprises, Inc. 1994 Stock Option Plan (“Original Plan”) was approved by the Company’s shareholders on June 14, 1994. On June 11, 2003, the shareholders approved the 1994 Stock Option Plan, as Amended (“Current Plan”), increasing the shares of the Company’s Class A Common Stock (“Shares”) available by 2,500,000 to 5,875,000. As of April 12, 2004, 2,912,770 options have been granted, net of forfeitures, 2,048,006 options were outstanding and 2,962,230 Shares remain available for future awards under the Current Plan. The Company is not seeking to add more shares to the Current Plan. In order to continue the Company’s ability to attract and retain employees and Nonemployee Directors and to afford the Compensation Committee of the Board of Directors (“Committee”) more flexibility to structure performance-based awards, the Board of Directors of the Company (“Board”) approved amendments to the Current Plan by adopting the Forest City Enterprises Inc. 1994 Stock Plan (As Amended, Restated and Renamed as of June 8, 2004) (“Amended Plan”) on March 11, 2004, subject to shareholder approval at the 2004 annual meeting. The principal reasons for amending the Current Plan are to (i) add Restricted Shares and Restricted Stock Units to the Amended Plan and (ii) provide for awards to Nonemployee Directors of the Company.

A summary description of the Amended Plan is set forth below. The full text of the Amended Plan is annexed to this proxy statement as Exhibit A, and the following summary is qualified in its entirety by reference to Exhibit A.

Summary of Changes

Option Rights. The Amended Plan revises the section regarding options to purchase Shares (“Option Rights”) to give the Committee more flexibility in determining the terms and conditions of awards of Option Rights.

Restricted Shares and Restricted Stock Units. The Amended Plan gives the Committee the flexibility to grant awards of restricted shares (“Restricted Shares”) and restricted stock units (“Restricted Stock Units”), as well as Option Rights. The Current Plan only provides for the grant of Option Rights.

Management Objectives. The Amended Plan authorizes the Committee to condition awards upon the attainment of specified performance goals.

Eligible Participants. Under the Current Plan, key employees, including officers, senior executives and other members of the Company’s management team are eligible to participate in the Plan. Under the Amended Plan, other employees and Nonemployee Directors are eligible to participate. The grants of awards to eligible participants are still determined by the Committee, based on its evaluation of such eligible participants’ overall performance, including current and potential contributions to the Company’s success.

The Board of Directors granted options to Nonemployee Directors in 1996 (for 6,750 Shares), 1998 (for 7,500 Shares), 1999 (for 7,500 Shares), 2001 (for 10,800 Shares) and 2003 (for 10,800 Shares). The Amended Plan provides that these options will be governed by the Current Plan along with other outstanding options.

Administration of the Plan. The Amended Plan adds a provision requiring that members of the Committee administering the Amended Plan meet all applicable independence requirements of the New York Stock Exchange or, if the Shares are not traded on the New York Stock Exchange, the principal national securities exchange on which the Shares are traded, and requiring that members be “outside directors” with the meaning of 162(m) of the Internal Revenue Code of 1986, as amended (“Code”).

Summary of the Plan

General. Under the Amended Plan, the Committee is authorized to make awards of Option Rights, Restricted Shares and Restricted Stock Units. The terms applicable to awards of the various types, including those terms that may be established by the Committee when making or administering particular awards, are set forth in detail in the Amended Plan.

Shares Available Under the Plan. Subject to adjustment as provided in the Amended Plan, the number of Shares that may be issued or transferred (i) upon the exercise of Option Rights, (ii) as Restricted Shares, or (iii) in payment of Restricted Stock Units that have been earned under the Amended Plan may not exceed 5,875,000 in the aggregate. Such Shares may be shares of original issuance or treasury shares or a combination of both. The 5,875,000 Shares will be adjusted to account for Shares relating to awards that expire or are forfeited or that are transferred, surrendered or relinquished upon the payment of any option price by the transfer to the Company of Shares or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award will again be available for issue or transfer hereunder. If, under the Plan, a grantee has given up the right to receive compensation in exchange for Shares based on fair market value, such Shares will not count against the number of Shares available.

Limitations on Specific Kinds of Awards. In addition to the general limitation on the number of Shares available under the Amended Plan, the Amended Plan specifically limits the number of Shares actually issued and transferred by the Company upon the exercise of an Incentive Stock Option to 5,875,000 in the aggregate subject to adjustment. Additionally, no participant may be granted Option Rights, in the aggregate, for more than 200,000 Shares during any calendar year subject to adjustment. The aggregate number of Shares that may be granted to an individual participant as Restricted Shares and Restricted Stock Units in any calendar year is 112,500 Shares subject to adjustment.

Eligibility. Nonemployee Directors, officers, including officers who are members of the Board, and other employees of the Company and its subsidiaries may be selected by the Committee to receive benefits under the Amended Plan.

Option Rights. The Committee may grant Option Rights, which entitle the optionee to purchase a specified number of Shares at a price equal to or greater than market value at the date of grant. The option price is payable in cash, by the transfer to the Company of nonforfeitable unrestricted Shares owned by the optionee for at least six months having a value at the time of exercise equal to the option price, by any other legal consideration the Committee may deem appropriate or by a combination of such payment methods.

Option Rights granted under the Amended Plan may be Option Rights that are intended to qualify as incentive stock options (“Incentive Stock Options”) within the meaning of Section 422 of the Code or Option Rights that are not intended to so qualify (“Nonqualified Stock Options”) or combinations thereof. Incentive Stock Options may only be granted to participants who meet the definition of “employees” under Section 3401(c) of the Code. The Committee may condition the exercise of Option Rights on the achievement of Management Objectives.

No Option Right may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment with the Company or any subsidiary that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of such Option Rights in the event of retirement, death or disability or a change of control of the Company or similar event. Successive grants may be made to the same optionee whether or not Option Rights previously granted remain unexercised. The Committee may not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the option price. Furthermore, no Option Right may be canceled and replaced with awards having a lower option price without further approval of the shareholders.

Restricted Shares. An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specified number of Shares in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares, but the Committee may require that any dividends be automatically deferred and reinvested in additional Restricted Shares. The grant or sale of Restricted Shares may be made without additional consideration or in consideration of a payment by the participant that is less than current market value per share, as the Committee may determine. The Committee may condition the award on the achievement of Management Objectives.

Restricted Shares must be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period of not less than three years to be determined by the Committee. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Committee for the period during which the forfeiture provisions are to continue. The Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of retirement, death or disability of the participant or a change in control of the Company.

Restricted Stock Units. An award of Restricted Stock Units constitutes an agreement by the Company to deliver Shares or cash to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the deferral period as the Committee may specify. Awards of Restricted Stock Units may be made without additional consideration or in consideration of a payment by the participant that is less than the market value per share at the date of grant. Restricted Stock Units must be subject to a deferral period, as determined by the Committee at the date of grant, except that the Committee may provide for the earlier termination of such period in the event of retirement, death or disability of the participant or of a change in control of the Company. During the deferral period, the participant has no right to transfer any rights under his or her award, has no rights of ownership in the Restricted Stock Units and no right to vote them.

Management Objectives. The Committee may establish performance objectives for participants who have received awards of Option Rights, Restricted Shares or Restricted Stock Units. Section 162(m) of the Code requires that the Amended Plan and the performance measures which must be attained to earn compensation under performance-based awards be disclosed to and approved by shareholders. Such performance measures, or “Management Objectives” may be described either in terms of Company-wide objectives or objectives that are related to performance of the individual participant or the division, subsidiary, department, region or function within the Company or a subsidiary in which the participant is employed. The Management Objectives may be relative to the performance of other corporations. The Management Objectives applicable to any award to a participant who is or is likely to become a “covered employee” within the meaning of Section 162(m) of the Code will be based on specified levels of, or growth in, one or more of the following criteria:

(1)	cash flow/net assets ratio;

(2)	debt/capital ratio;

(3)	earnings;

(4)	earnings per share;

(5)	operating earnings;

(6)	productivity improvement;

(7)	return on invested capital, equity or assets;

(8)	share price;

(9)	sales growth; and

(10)	total shareholder return.

If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a “covered employee” where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

Transferability. Except as otherwise determined by the Committee, no Option Right or other derivative security award under the Amended Plan is transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, only the participant (or the participant’s guardian or legal representative in the event of the participant’s legal incapacity) may exercise Option Rights during the participant’s lifetime.

The Committee may specify that part or all of the Shares that are (i) to be issued or transferred by the Company upon exercise of Option Rights or upon payment under any grant of Restricted Stock Units or (ii) no longer subject to the substantial risk of foreiture and restrictions on transfer in the case of Restricted Shares, will be subject to further restrictions on transfer.

Adjustments. The number, kind and price of Shares covered by outstanding Option Rights or Restricted Stock Units and the prices per share applicable thereto, are subject to adjustment in the event of stock dividends, splits and combinations, changes in capital structure of the Company, mergers, spin-offs, split-offs, spin-outs, split-ups, reorganizations, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or any other transactions or events having an effect similar to the foregoing. If any such event occurs, the Committee has discretion to substitute for any or all outstanding awards under the Amended Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Committee may also make or provide for such adjustments in the numbers of Shares available under the Amended Plan and available for specific kinds of awards under the Amended Plan as the Committee may determine appropriate to reflect any such transaction or event. However, no such adjustment will be made if it would cause an Option Right intended to qualify as an Incentive Stock Option to fail to so qualify.

Administration. The Amended Plan will be administered by a committee of the Board (or subcommittee thereof) consisting of not less than three members of the Board, each of whom shall (i) meet all applicable independence requirements of the New York Stock Exchange, or if the Shares are not traded on the New York Stock Exchange, the principal national securities exchange on which the Shares are traded, (ii) be a “non-employee director” within the meaning of Rule 16b-3 and (iii) be an “outside director” within the meaning of Section 162(m) of the Code.

A majority of the Committee will constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, will be the acts of the Committee. Subject to the provisions of the Plan, the Committee may interpret the Plan, and prescribe, amend and rescind rules and regulations relating to it. The interpretation of any provision of the Plan by the Committee shall be final and conclusive.

Within the limits of the provisions of the Amended Plan, the Committee shall have the plenary authority to determine (i) the employees to whom awards hereunder shall be granted, (ii) the number of Shares subject to each award under the Plan, provided that, if the award is an Incentive Stock Option, the aggregate fair market value of the shares (as determined at the time the option is granted) which become exercisable in any calendar year for any employee shall not exceed $100,000, (iii) the form (Incentive Stock Options, Nonqualified Stock Options, Restricted Shares or Restricted Stock Units) and amount of each award granted, (iv) the provisions of each agreement relating to an award under the Plan, and (v) the limitations, restrictions and conditions applicable to any such award. In making such awards the Committee shall take into consideration the performance of each eligible employee and Nonemployee Director. The determinations of the Committee on all matters regarding the Plan shall be final and conclusive.

Duration. No grant under the Amended Plan may be made more than ten years after the Amended Plan from the date on which the Amended Plan is approved by the shareholders, but all grants made on or before the tenth anniversary will continue in effect after that date subject the terms of those grants and the Amended Plan.

Amendment and Termination. The Amended Plan may be amended from time to time or suspended or terminated by the Committee. However, any amendment that must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Shares are traded or quoted, shall not be effective unless and until such approval has been obtained. Without limiting the generality of the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

General. The closing price of the Shares on April 12, 2004, on the New York Stock Exchange was $51.02 per Share.

Federal Income Tax Consequences

The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Amended Plan based on Federal income tax laws in effect on January 1, 2004. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants

Nonqualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a Nonqualified Stock Option is granted; (ii) at the time of exercise of a Nonqualified Stock Option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a Nonqualified Stock Option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as a capital gain (or loss).

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. The exercise of an Incentive Stock Option, however, may result in an alternative minimum tax liability. If Shares are issued to the optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a capital gain and any loss sustained will be a capital loss.

If Shares acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as a capital gain (or loss).

Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Code Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Restricted Stock Units. A participant will not recognize income upon the grant of Restricted Stock Units. Any subsequent transfer of unrestricted Shares in satisfaction of such grant will generally result in the participant recognizing ordinary income at the time of transfer, in an amount equal to the fair market value of the Shares covered by the award.

Tax Consequences to the Company or Subsidiary

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Required Vote

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for approval of the proposed amendment and restatement. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal and that such vote will be sufficient to approve such proposal.

The Board of Directors recommends that shareholders vote FOR this proposal.

Ratification of Independent Auditors

The Audit Committee has retained and the Board of Directors recommends the ratification of PricewaterhouseCoopers LLP, Certified Public Accountants, by the shareholders at the annual meeting as the Company’s independent auditors for the fiscal year ending January 31, 2005.

PricewaterhouseCoopers LLP has indicated that a representative of PricewaterhouseCoopers LLP will attend the annual meeting to respond to appropriate questions from shareholders. Their representative will also have the opportunity to make a statement at the meeting.

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for the ratification of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending January 31, 2005. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal. If such shares are voted for approval, the vote will be sufficient to approve such proposal.

Principal Accountant Fees and Services

The aggregate fees billed (or expected to be billed) to the Company for professional services rendered by PricewaterhouseCoopers LLP for the years ended January 31, 2004 and 2003, are as follows:

	Year Ended	Year Ended
	January 31, 2004	January 31, 2003
Audit fees	$1,417,514	$1,134,990
Audit-related fees	1,367,062	978,901
Tax fees	1,030,513	488,870
All other fees	—	53,075

Total	$3,815,089	$2,655,836

Audit fees. Professional services relating to the audits of the Company’s annual consolidated financial statements, the reviews of quarterly filings with the SEC, issuance of comfort letters, consents and income tax provision procedures.

Audit-related fees. Audit and other assurance services relating to individual real estate properties that are required primarily under loan or partnership agreements, employee benefit plan audits and an information technology security review for the year ended January 31, 2003. There were no fees for services relating to financial information design and implementation.

Tax fees. Professional services relating primarily to a study regarding the deductibility of certain development costs for tax purposes and services relating to a captive insurance company.

All other fees. Employee benefit plan advisory services for the year ended January 31, 2003.

Audit Committee Pre-Approval Policies and Procedures. The Audit committee of the Board of Directors considers and pre-approves any audit and non-audit services to be performed by the Company’s independent auditors. The Audit Committee has considered whether the non-audit services are compatible with maintaining the auditor’s independence.

Shareholder Proposals for 2005 Annual Meeting

Any shareholder proposals intended to be presented at the Company’s 2005 annual meeting of shareholders must be received by the Company at the address below on or before December 14, 2004 for inclusion in the Company’s proxy statement and form of proxy relating to the 2005 annual meeting of shareholders.

Proposals of stockholders submitted outside the process of Rule 14a-8 under the Securities Exchange Act of 1934 in connection with the 2005 annual meeting (“Non-Rule 14a-8 Proposals”) must be received by the Company by March 2, 2005, or such proposals will be considered untimely under Rule 14a-4(c) of the Securities Exchange Act of 1934. The Company’s proxy related to the 2005 annual meeting will give discretionary authority to the proxy holders to vote with respect to all Non-Rule 14a-8 Proposals received by the Company after March 2, 2005.

Other Business

It is not anticipated that matters other than those described in this Proxy Statement will be brought before the meeting for action, but if any other matters properly come before the meeting of which the Company did not receive notice prior to March 2, 2004, or that applicable laws otherwise permit proxies to vote on a discretionary basis, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming annual meeting, the Company will mail, at no charge to the stockholder, a copy of the Company’s annual report on Form 10-K including the financial statements and schedules and excluding exhibits required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-l under the Securities Exchange Act of 1934, as amended, for the Company’s most recent fiscal year. Requests from beneficial owners of the Company’s Common Stock must set forth a good faith representation that, as of the record date for the annual meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting.

Written requests for such report should be directed to:

Thomas T. Kmiecik
Assistant Treasurer
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
tomkmiecik@forestcity.net

Cost and Method of Proxy Solicitation

Methods. You may vote in person at the Annual Meeting or by proxy. You have three ways to vote by proxy:

1.	Connect to the Website on the internet at http://www.votefast.com;

2.	Call 1-800-542-1160; or

3.	Sign and date the enclosed proxy and return it in the accompanying envelope.

     Complete instructions for using these convenient services for voting your proxy are set forth on the proxy card accompanying this proxy statement. The internet and telephone services authenticate stockholders by use of a control number. Please be advised that if you choose to vote via the internet or the telephone, you do not need to return the proxy card.

Rights. In the event you vote and subsequently change your mind on a matter, you may revoke your proxy prior to the close of voting at the Annual Meeting. You have five ways to revoke your proxy:

1.	Connect to the Website previously listed by 11:59 p.m. on June 7, 2004;

2.	Call the 800 number previously listed by 11:59 p.m. on June 7, 2004;

3.	Receipt of a later dated proxy;

4.	Receipt by the Secretary of a written revocation; or

5.	Vote in person at the Annual Meeting.

The cost of solicitation will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokers and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company may reimburse them for their expense in so doing. Officers and other regular employees of the Company may, if necessary, request the return of proxies by telephone, telegram or in person.

By order of the Board of Directors. /s/Thomas G. Smith, Secretary

Cleveland, Ohio
April 15, 2004

Exhibit A

FOREST CITY ENTERPRISES, INC.

1994 STOCK PLAN
(As Amended, Restated and Renamed as of June 8, 2004)
(As Proposed, See Page 28)
1.	Purpose

The purpose of the 1994 Stock Plan (As Amended, Restated and Renamed as of June 8, 2004) shall be to enhance the attraction, retention and motivation of Nonemployee Directors and employees including officers, executives, employees who are members of the Company’s management team and who, in the judgment of the Committee, can contribute materially to the Company’s success by awarding these employees and Nonemployee Directors the opportunity to receive Option Rights, Restricted Shares and Restricted Stock Units. The Plan is also intended to foster within these employees and Nonemployee Directors an identification with ownership and shareholder interests.

2.	Definitions

Unless the context of the applicable section clearly indicates otherwise, the terms below, when used within the Plan, shall have the meaning set forth in this Section 2.

A.	BOARD OF DIRECTORS or BOARD means the Board of Directors of the Company.

B.	CODE means the Internal Revenue Code of 1986, as amended from time to time.

C.	COMPANY means Forest City Enterprises, Inc.

D.	COMPENSATION COMMITTEE or COMMITTEE means the Compensation Committee of the Board of Directors, as described in Section 3-A of the Plan.

E.	DATE OF GRANT means the date specified by the Committee on which a grant of Option Rights or a grant or sale of Restricted Shares or Restricted Stock Units shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

F.	DEFERRAL PERIOD means the period of time during which Restricted Stock Units are subject to deferral limitations under Section 8 of the Plan.

G.	GRANTEE means an employee of the Company or a Subsidiary or a Nonemployee Director to whom an Option Right, or an award of Restricted Shares or Restricted Stock Units has been granted under the Plan.

H.	INCENTIVE STOCK OPTIONS means Option Rights that are intended to qualify as “Incentive Stock Options” under Section 422 of the Code or any successor provision.

I.	MANAGEMENT OBJECTIVES means the measurable performance objective or objectives established pursuant to the Plan for Grantees who, when so determined by the Committee, received grants of Option Rights, Restricted Shares or Restricted Stock Units pursuant to the Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Grantee or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Grantee is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Grantee who is, or is determined by the Committee to be likely to become a “Covered Employee” within the meaning of Section 162(m) of the Code (or any successor provision) shall be based on specified levels of or growth in or relative to peer company performance in one or more of the following criteria:

(1)	cash flow/net assets ratio;

(2)	debt/capital ratio;

(3)	earnings;

(4)	earnings per share;

(5)	operating earnings;

(6)	productivity improvement;

(7)	return on invested capital, equity, or assets;

(8)	share price;

(9)	sales growth; and

(10)	total shareholder return.

If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption under Section 162(m) of the Code. In such case, the Committee shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

J.	MARKET VALUE PER SHARE means the fair market value of the Shares as determined by the Committee from time to time.

K.	NONEMPLOYEE DIRECTOR means a member of the Board who is not an employee of the Company or any Subsidiary.

L.	NONQUALIFIED STOCK OPTIONS means options which do not qualify as Incentive Stock Options within the meaning of Section 422(b) of the Code or any successor provision.

M.	OPTION PRICE means the purchase price payable upon the exercise of an Option Right.

N.	OPTION RIGHT means an option to purchase a Share or Shares upon exercise of an option granted pursuant to Section 6 of the Plan.

O.	PLAN means the Forest City Enterprises, Inc. 1994 Stock Plan (As Amended, Restated and Renamed as of June 8, 2004).

P.	RESTRICTED SHARES means Shares granted or sold pursuant to Section 7 of the Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 7 has expired.

Q.	RESTRICTED STOCK UNIT means a bookkeeping entry reflecting an award made pursuant to Section 8 of the Plan of the right to receive Shares or cash at the end of a specified Deferral Period.

R.	RULE 16b-3 means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect), as in effect from time to time.

S.	SHARES means shares of the Company’s Class A Common Stock, $0.33-1/3 par value.

T.	SPREAD means the excess of the Market Value per Share of the Shares on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price provided for in the related Option Right.

U.	“SUBSIDIARY” means a corporation, company or other entity

(i)	more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or

(ii)	which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Grantee for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

V.	Wherever used herein, unless indicated otherwise, words in the masculine form shall be deemed to refer to females as well as to males.

3.	Administration

A.	COMPENSATION COMMITTEE

The Plan shall be administered by the Compensation Committee. The Committee shall be composed of not less than three members of the Board, each of whom shall

(i)	meet all applicable independence requirements of the New York Stock Exchange, or if the Shares are not traded on the New York Stock Exchange, the principal national securities exchange on which the Shares are traded,

(ii)	be a “nonemployee director” within the meaning of Rule 16b-3 and

(iii)	be an “outside director” within the meaning of Section 162(m) of the Code. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

B.	DETERMINATIONS

Within the limits of the provisions of the Plan, the Committee shall have the plenary authority to determine

(i)	the employees to whom awards hereunder shall be granted,

(ii)	the number of shares subject to each award under the Plan; provided that, if the award is an incentive stock option, the aggregate fair market value of the shares (as determined at the time the option is granted) which become exercisable in any calendar year for any employee shall not exceed $100,000,

(iii)	the form (Incentive Stock Options, Nonqualified Stock Options, Restricted Shares or Restricted Stock Units) and amount of each award granted,

(iv)	the provisions of each agreement relating to an award under the Plan, and

(v)	the limitations, restrictions and conditions applicable to any such award. In making such awards the Committee shall take into consideration the performance of each eligible employee and Nonemployee Director. The determinations of the Committee on all matters regarding the Plan shall be final and conclusive.

C.	INTERPRETATION

Subject to the provisions of the Plan, the Committee may interpret the Plan, and prescribe, amend and rescind rules and regulations relating to it. The interpretation of any provision of the Plan by the Committee shall be final and conclusive.

4.	Eligibility

All awards under the Plan may be granted under the Plan to employees of the Company or any Subsidiary and Nonemployee Directors, as determined by the Committee, based upon the Committee’s evaluation of employees’ and Nonemployee Directors’ duties and their overall performance including current and potential contributions to the Company’s success. Generally, the group of eligible employees includes officers, senior executives, directors who are also employees, and any other members of the Company’s management team or other employees deemed appropriate by the Committee. All determinations by the Committee as to the identity of persons eligible to be granted awards hereunder shall be conclusive.

5.	Share Awards Under the Plan

A.	FORM

Awards under the Plan shall be granted in the form of Incentive Stock Options, Nonqualified Stock Options, Restricted Shares or Restricted Stock Units as herein defined in Section 2.

B.	SHARES SUBJECT TO THE PLAN

(i)	The aggregate number of Shares that may be issued or transferred upon the exercise of Option Rights, as Restricted Shares (and released from all substantial risks of forfeiture) or upon the vesting of Restricted Stock Units during the term of the Plan may not exceed 5,875,000, (plus any Shares relating to awards that expire or are forfeited or cancelled), subject to adjustments described in Section 10-A. Such Shares may be Shares of original issuance or treasury shares or a combination of the foregoing. The aggregate number of Shares that may be granted to an individual Grantee as Restricted Shares and Restricted Stock Units in any calendar year is 112,500 Shares, subject to adjustments described in Section 10-A.

(ii)	The number of Shares available in Section 5-B(i) above will be adjusted to account for Shares relating to awards that expire or are forfeited or that are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of Shares or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any Shares that were covered by that award will again be available for issue or transfer hereunder. If, under this Plan, a Grantee has given up the right to receive compensation in exchange for Shares based on fair market value, such Shares will not count against the number of Shares available in Section 5-B(i) above.

(iii)	Notwithstanding anything in this Section 5-B, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 12 of this Plan, (a) the aggregate number of Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 5,875,000 Shares; and (b) no Grantee will be granted Option Rights, in the aggregate, for more than 200,000 Shares during any calendar year.

6.	Option Rights

The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to eligible employees or Nonemployee Directors of options to purchase Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

A.	Each grant shall specify the number of Shares to which it pertains subject to the limitations set forth in Section 5-B of the Plan.

B.	Each grant shall specify an Option Price per Share, which may be equal to or greater than the Market Value per Share on the Date of Grant, except that the Option Price per share for any Incentive Stock Option shall not be less than 100 percent of the Market Value per Share on the Date of Grant.

C.	Each grant shall specify whether the Option Price shall be payable

(i)	in cash or by check acceptable to the Company,

(ii)	by the actual or constructive transfer to the Company of nonforfeitable, unrestricted Shares owned by the Grantee for at least six months (or other lawful consideration) having a value at the time of exercise equal to the total Option Price, or

(iii)	by a combination of such methods of payment.

D.	To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the Shares to which such exercise relates.

E.	Successive grants may be made to the same Grantee whether or not any Option Rights previously granted to such Grantee remain unexercised.

F.	Each grant shall specify the period or periods of continuous service by the Grantee with the Company or any Subsidiary which is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of retirement, death or disability, a change in control or other similar transaction or event.

G.	Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such Option Rights.

H.	Option Rights grants under the Plan may be

(i)	options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code,

(ii)	Nonqualified Stock Options that are not intended so to qualify, or

(iii)	combinations of the foregoing. Incentive Stock Options may be granted only to Grantees who, as of the Date of Grant, are officers or other key employees of the Company or any Subsidiary.

I.	No Option Right shall be exercisable more than 10 years from the Date of Grant.

J.	The Committee shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right shall be cancelled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company. This Section 6-J is intended to prohibit the repricing of “underwater” Option Rights and shall not be construed to prohibit the adjustments provided for in Section 10-A of the Plan.

K.	Each grant of Option Rights shall be evidenced by an agreement, which shall contain such terms and provisions, consistent with the Plan, as the Committee may approve.

7.	Restricted Shares

The Committee may also authorize the grant or sale to eligible employees or Nonemployee Directors of Restricted Shares. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

A.	Each such grant or sale shall constitute an immediate transfer of the ownership of Shares to the Grantee in consideration of the performance of services, entitling such Grantee to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

B.	Each such grant or sale may be made without additional consideration or in consideration of a payment by such Grantee that is less than Market Value per Share at the Date of Grant.

C.	Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject, except (if the Committee shall so determine) in the event of retirement, death or disability or a change in control or other similar transaction or event, for a period of not less than 3 years to be determined by the Committee at the Date of Grant, to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code.

D.	Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

E.	Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares and each such grant shall specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and shall set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

F.	Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

G.	Each grant or sale of Restricted Shares shall be evidenced by an agreement that shall contain such terms and provisions, consistent with the Plan, as the Committee may approve. Unless otherwise directed by the Committee, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power executed by the Grantee in whose name such certificates are registered, endorsed in blank and covering such Shares.

8.	Restricted Stock Units

The Committee may also authorize the granting or sale of Restricted Stock Units to eligible employees or Nonemployee Directors. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

A.	Each such grant or sale shall constitute the agreement by the Company to deliver Shares or cash to the Grantee in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Committee may specify.

B.	Each such grant or sale may be made without additional consideration or in consideration of a payment by such Grantee that is less than the Market Value per Share at the Date of Grant.

C.	Each such grant or sale shall be subject, except (if the Committee shall so determine) in the event of retirement, death or disability or a change in control or other similar transaction or event, to a Deferral Period of not less than 3 years, as determined by the Committee at the Date of Grant.

D.	During the Deferral Period, the Grantee shall have no right to transfer any rights under his or her award and will have no voting rights.

E.	Any grant of Restricted Stock Units may specify Management Objectives which, if achieved, will result in termination or early termination of the Deferral Period applicable to such Restricted Stock Units and each such grant shall specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and shall set forth a formula for determining the number of Restricted Stock Units payable upon termination of the Deferral Period if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

F.	Each grant or sale of Restricted Stock Units shall be evidenced by an agreement containing such terms and provisions, consistent with the Plan, as the Committee may approve.

9.	Duration

Any award to a Grantee shall be granted within a period of 10 years from the date on which the Plan is adopted or the date on which the Plan is approved by shareholders, whichever is earlier, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms of the Plan.

10.	Miscellaneous

A.	ADJUSTMENTS IN THE EVENT OF CHANGE IN COMMON STOCK

The Committee may make or provide for such adjustments in the numbers of Shares covered by outstanding Option Rights or Restricted Stock Units granted hereunder, in the Option Price and in the kind of shares covered thereby, as the Committee, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from:

(i)	any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or

(ii)	any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or

(iii)	any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Committee may also make or provide for such adjustments in the numbers of Shares specified in Section 5-B of the Plan as the Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 10-A; provided, however, that any such adjustment to the number specified in Section 5-B(iii)(a) will be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail so to qualify.

B.	TRANSFERABILITY

(i)	Except as otherwise determined by the Committee, no Option Right or other derivative security granted under the Plan will be transferable by a Grantee other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, Option Rights will be exercisable during the Grantee’s lifetime only by him or her or by his or her guardian or legal representative.

(ii)	The Committee may specify at the Date of Grant that part or all of the Shares that are:

(a)	to be issued or transferred by the Company upon the exercise of Option Rights or upon payment under any grant of Restricted Stock Units or

(b)	no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 7 of the Plan, will be subject to further restrictions on transfer.

C.	APPLICATION OF PROCEEDS

The proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

D.	WITHHOLDING TAXES

Upon the issuance of any Shares or any payment made or benefit realized by a Grantee under the Plan, the Company shall have the right to require the Grantee to remit to the Company an amount payable in cash, money order, certified check or cashier’s check that is sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate(s) for shares of common stock or any payment or benefit.

The Committee, in its sole discretion, may permit the Grantee to pay such taxes through the withholding of Shares otherwise deliverable to such Grantee in connection with such exercise or the delivery to the Company of Shares otherwise acquired by the Grantee. In no event, however, shall the Company accept Shares for payment of taxes in excess of required tax withholding rates, except that, in the discretion of the Committee, a Grantee or such other person may surrender Shares owned for more than 6 months to satisfy any tax obligations resulting from any such transition.

E.	RIGHT TO TERMINATE EMPLOYMENT

Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Grantee the right to continue in the employment of the Company or any Subsidiary or service as a Nonemployee Director or affect any right which the Company has to terminate any Grantee’s employment or other service at any time.

F.	GOVERNING LAW

The Plan and all grants and awards and actions taken thereunder shall be construed and its provisions enforced and administered in accordance with the internal substantive laws of Ohio, except to the extent that such laws may be superseded by any federal laws.

G.	AWARDS NOT TREATED AS COMPENSATION UNDER BENEFIT PLANS

No awards under the Plan shall be considered as compensation under any employee benefit plan of the Company, except as specifically provided in any such plan or as otherwise determined by the Board of Directors.

H.	ELIMINATION OF FRACTIONAL SHARES

If, under any provision of the Plan or formula used to calculate award levels of Option Rights, Restricted Shares or Restricted Stock Units, the number so computed is not a whole number, such number of shares shall be rounded down to the next whole number.

11.	Effective Date/Approval by Shareholders

The effective date of the Plan shall be the date on which it is adopted by the Committee, subject to approval of the Plan by the Company’s shareholders. The Plan and any grants made as a part of the Plan shall be null and void and of no effect if such condition is not fulfilled. All Options granted prior to such effective date, including grants of Options to Nonemployee Directors, shall be governed by the terms of the Plan, prior to this amendment and restatement, except as otherwise provided herein.

12.	Amendment and Termination of the Plan

The Plan may be amended from time to time or suspended or terminated by the Committee; provided, however, that any amendment that must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained. Without limiting the generality of the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

Exhibit B

FOREST CITY ENTERPRISES, INC.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

Purpose

     The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Forest City Enterprises, Inc., (the “Company”) has been created to:

(a)	assist the Board of Directors in fulfilling its oversight responsibilities with respect to

(i)	the integrity of the Company’s financial statements, including the Company’s system of internal controls, accounting controls and disclosure controls,

(ii)	the Company’s compliance with legal, ethical and regulatory requirements,

(iii)	the outside auditors’ qualifications and independence,

(iv)	the performance of the outside auditors and the Company’s internal audit function, and

(v)	produce the Audit Committee’s report, made pursuant to the Securities Exchange Act of 1934, to be included in the Company’s annual proxy statement.

Composition

     Size. The Committee shall consist of no fewer than three members. This number is determined by the Board and is subject to any requirement or limitation in the Articles of Incorporation or Code of Regulations.

     Qualifications. Each Audit Committee member must have all of the following qualifications:

1.	Each Audit Committee member must be independent, based on the criteria of the rules and listing requirements of the New York Stock Exchange (“NYSE”), Section 301 of the Sarbanes-Oxley Act of 2002 (“SOA”) and any related rules established by the Securities and Exchange Commission (“SEC”), including Rule 10A-3 of the Exchange Act.

2.	Each Audit Committee member shall, in the judgment of the Board, be financially literate or become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee is to have, in the judgment of the Board, accounting or related financial management expertise sufficient to meet the criteria of an “audit committee financial expert” as defined in Section 407 of the SOA and any related rules established by the SEC. The designation or identification of a person as an audit committee financial expert shall not:

(a)	impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Committee and Board in the absence of such designation or identification, or

(b)	affect the duties, obligations or liability of any other member of the Committee or Board.

3.	If an Audit Committee member serves on the audit committee of more than three companies, the Board must determine that the member’s service is not impaired. The Company will be required to disclose any such determination in its annual proxy statement.

     Selection. Members of the Committee are appointed annually by the Board, based on the recommendations of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee also recommends a Committee Chair. Each Committee member shall serve at the pleasure of the Board for as long as the Board permits until a successor is appointed.

Duties and Responsibilities

     The Audit Committee shall have the following duties and responsibilities:

     Financial Statement and Disclosure Matters

1.	The Committee shall review the Company’s quarterly financial statements and audited financial statements, including footnotes, management’s discussion and analysis and all related disclosures, including those disclosures regarding internal controls and other matters required by Section 302 and Section 404 of the SOA and any rules and regulations promulgated thereunder by the SEC. The Committee will discuss any comments with the Company’s senior management and independent auditor prior to the financial statements being issued.

The Committee is directly responsible for the appointment, termination, compensation, retention, evaluation and oversight of the work of the Company’s independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of producing or issuing an audit report or performing other audit, review or attest services for the Company,

2.	The Committee shall review with the Company’s senior management and the internal auditors the following, prior to the release of any audited or reviewed information:

a)	the report of the independent auditor’s annual audit;

b)	the management letter, if any;

c)	the reports of the reviews of the Company’s interim financial statements conducted in accordance with Statement of Auditing Standards No. 100;

d)	any other reports of the independent auditor that the independent auditor may from time to time undertake;

e)	accounting principles and financial statement presentations;

f)	all alternative treatments of financial information within Generally Accepted Accounting Principles (“GAAP”), ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditor;

g)	other written communications between the independent auditor and senior management; and

h)	the periodic report of the audit activities, examinations and results of the Company’s internal auditing function.

3.	The Committee or a subcommittee shall discuss with the Company’s senior management any earnings press releases and supplemental packages (including our use of “pro forma” or “adjusted” non-GAAP information), as well as any financial information or earnings guidance provided to analysts or rating agencies prior to the release of such information.

4.	The Committee shall discuss with the Company’s senior management any material financial risk exposures and material legal exposures and the steps senior management has taken to monitor such exposures, including the Company’s risk assessment and risk management policies. The Audit Committee shall periodically review the Company’s contingency plans for protection of vital information and business conduct in the event of an operations interruption.

5.	At least annually, the Committee shall review:

a)	major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, critical accounting policies and areas of significant management estimates;

b)	analyses prepared by the Company’s senior management and/or independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements and management’s discussion and analysis portion of the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q , including analyses of the effects or alternative GAAP methods on the financial statements; and

c)	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

6.	At least annually, obtain and review a report by the independent auditor describing:

a)	the firm’s internal quality-control procedures;

b)	any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

c)	(to assess the auditor’s independence) all relationships between the independent auditor and the Company.

7.	The Committee shall meet separately and periodically, with management, the internal auditors and the independent auditors.

  Internal Controls

  The Committee shall:

1.	Review and discuss with senior management, the independent auditor, the internal auditors and the general counsel at least quarterly, the adequacy of the Company’s financial reporting systems and business process controls which shall include:

a)	the disclosures regarding internal controls and matters required by Sections 302 and 404 of the SOA and any rules promulgated thereunder by the SEC, and

b)	a review with the independent auditors of their opinion on the effectiveness of management’s assessment of internal controls over financial reporting and the independent auditor’s analysis of matters requiring modifications to management’s certifications pursuant to Section 302 of the SOA. In addition, the Committee shall discuss any significant exposures and the actions management has taken to monitor and control such exposures. In addition, the Committee shall review significant findings noted by the independent auditor and the Chief Internal Auditor in the course of their audit functions, as well as management responses.

2.	Discuss with senior management, including the CEO and CFO, when appropriate, the independent auditor and the Chief Internal Auditor the design and effectiveness of the Company’s internal controls.

3.	Discuss with senior management (including CEO and CFO, as appropriate), the independent auditor and the Chief Internal Auditor

a)	any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and any material weaknesses to the Company’s internal controls, and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

4.	Discuss with senior management, the independent auditor and the Chief Internal Auditor the internal control report required to be included in the Company’s Annual Report on Form 10-K.

Oversight of the Company’s Independent Auditor

With respect to the independent auditor, the Committee shall:

1.	Appoint, retain, terminate and compensate the Company’s independent auditor. The Committee will also:

a)	approve all audit engagement fees above a specific dollar amount, which shall be determined annually, and the engagement terms with the independent auditor; and

b)	oversee the independent auditor and the independent auditor will report directly to the Committee.

2.	Approve all non-audit engagements of the independent auditor, if any. The Committee is to exercise this authority in a manner consistent with Sections 201, 202 and 301 of the SOA and the rules and listing standards promulgated thereunder by the SEC and the NYSE. The Committee may delegate the authority to grant any pre-approvals required by such sections to one or more members of the Committee as it designates, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

3.	Evaluate annually the independent auditor’s performance and independence by:

a)	reviewing and discussing the information provided by the Company’s senior management and independent auditor relating to the independence of the Company’s independent auditor. This information shall include, among other things, information related to any non-audit services provided by the independent auditor to the Company which have not been pre-approved by the Committee and a formal written statement disclosing all relationships between the independent auditor and the Company, consistent with the Independence Standards Board Standard No. 1, or any amendment thereto. The Committee shall review all relationships between the independent auditor and the Company to assess and confirm the independent auditor’s independence, including actively engaging in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditors and taking appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence.

b)	reviewing whether the lead audit and/or the lead reviewing partner (or other audit personnel) of the independent auditor should be replaced temporarily or permanently to assure continuing auditor independence. The terms of any engagement of the independent auditor shall provide for rotation of the lead audit and lead reviewing partners of the independent auditor no less often than once every five years. The Committee shall further consider the rotation of the independent auditor firm.

4.	Review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations including the adequacy of staffing and compensation.

5.	Review the Company’s role in audits and reviews with the Company’s independent auditor. The Committee should discuss:

a)	any problems or difficulties the independent auditor encountered in performing the audit work and management’s response thereto, including any restrictions on the scope of the independent auditor’s activities or on access to requested information placed on the independent auditor by senior management;

b)	any significant disagreements with the Company’s senior management; and

c)	any communications between the independent audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement. This review shall be conducted outside the presence of Company officers, senior management, or other personnel. The Committee shall resolve any disagreements between the Company’s senior management and the independent auditor.

6.	Review and discuss any accounting adjustments that were noted or proposed by the independent auditor.

7.	Set policies for hiring employees and former employees of the independent auditor including restrictions set forth in Section 206 of the SOA.

8.	Obtain assurance from the independent auditor that, in the course of conducting the audit, there have been no acts that require disclosure to the Committee under Section 10A(b) of the Securities and Exchange Act.

9.	Review and discuss with the independent auditor recommendations made by the independent auditor, as well as other matters, if any, brought to the attention of the Committee by employees or officers of the Company.

10.	Obtain from the independent auditor the following:

a)	all critical accounting policies and practices;

b)	all alternative treatments within GAAP for policies and practices related to material items discussed with management; and

c)	all other material written communications between the independent auditor and senior management, including the management letter and schedules of unadjusted differences.

Oversight of the Company’s Internal Audit Function

1.	At least annually, the Committee shall review the following:

a)	the appointment and replacement, if applicable, of the senior internal audit staff;

b)	the internal audit staff responsibilities, budget and staffing of the internal audit function; and

c)	senior management’s appointment, termination or replacement of the Chief Internal Auditor, if applicable.

2.	Review and discuss with the senior internal auditing executive and appropriate members of the staff of the internal auditing department the annual report of audit activities and other significant internal audit reports to senior management and senior management’s responses.

3.	Review the functioning of the internal audit department. The Committee shall discuss with the independent auditor and senior management:

a)	the internal audit department’s audit plan,

b)	audit scope,

c)	responsibilities,

d)	budget,

e)	staffing, and

f)	any recommended changes.

4.	The Committee is to review and discuss with the Chief Internal Auditor and the appropriate members of the internal audit staff:

a)	recommendations made by the Chief Internal Auditor; and

b)	any other matters, if any, brought to the attention of the Committee.

Approval of Other Professional Service Firms

With respect to the Company’s engagement of other professional service firms related to financial reporting, accounting books and records, and the system of internal controls, the Committee shall approve senior management’s engagement of such firms above a specific dollar amount, which shall be determined annually.

Compliance Oversight Responsibilities

With respect to Compliance and Oversight responsibilities, the Committee shall:

1.	Meet regularly with the Board to review any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with its ethics, legal and regulatory requirements, the performance and independence of the Company’s independent auditor, and the performance of the internal audit function.

2.	Review legal and regulatory compliance with the Company’s General Counsel for:

a)	matters of legal or regulatory compliance, including compliance with the Company’s code of ethics and corporate securities trading policies;

b)	any legal matter that could have a significant impact on the Company’s financial statements or any other financial disclosures; and

c)	the Company’s senior management has the proper review system in place so that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public, satisfy all legal requirements.

3.	Establish procedures regarding complaints and periodically review procedures for:

a)	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

b)	confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, as required by Section 301 of the SOA and the rules and listing requirements promulgated thereunder by the SEC and NYSE.

The Committee is to discuss with senior management and the independent auditor any correspondence with regulators or government agencies and any complaints or concerns regarding the Company’s financial statements or accounting policies.

4.	Report its activities to the Board regularly.

5.	Perform any other activities consistent with:

a)	this Charter,

b)	the Company’s Code of Regulations; and

c)	applicable law, as the Committee deems necessary or appropriate.

The Board may delegate additional duties or responsibilities to the Committee from time to time.

Audit Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of senior management and the independent auditor.

Meetings

The Committee shall meet in person or telephonically, at least quarterly, or more frequently as the Committee members deem necessary, to carry out their responsibilities under this Charter.

The Committee Chair shall, in consultation with the other members of the Committee, the Company’s independent auditors and appropriate officers of the Company, establish the agenda for each Committee meeting. Each Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting.

The Committee Chair or a majority of the Committee members may call a meeting of the Committee at any time. A majority of the number of Committee members selected by the Board shall constitute a quorum for conducting business at a meeting of the Committee.

The Committee Chair shall supervise the conduct of the meetings and shall have other responsibilities which the Committee may designate from time to time.

The Committee may request any officer or employee of the Company, or any representative of the Company’s advisors, to attend a meeting or to meet with any members or representatives of the Committee.

Additionally, the Committee shall meet at least quarterly and separately in executive session with representatives of the Company’s senior management, internal auditor, and independent auditor.

Delegation

The Committee may in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee. In particular, the Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Committee.

Resources and Authority

The Committee shall have appropriate resources and authority to discharge its responsibilities, including appropriate funding, in such amounts as the Committee deems necessary, to compensate the independent accountants and any independent advisors retained by the Committee and to pay ordinary administrative expenses of the Committee that are necessary or appropriate to carry out its duties.

The Committee may retain independent counsel and other independent advisers to assist in carrying out its responsibilities.

Compensation

Consistent with Section 301 of the SOA and the rules and listing requirements promulgated thereunder by the SEC and NYSE, directors’ fees shall be the sole compensation paid by the Company to Committee members. For purposes of this Charter, “directors fees” includes all forms of compensation paid to directors of the Company for service as a director or member of a Board committee and/or pension payments or other deferred compensation, provided that such compensation is not in any way contingent on continued service.

The total amount and form of compensation paid to Committee members shall be determined from time to time by the Board in consultation with the Compensation Committee in accordance with any applicable Company plans or policies.

Audit Committee Report

The Committee will produce, with the assistance of management, the independent auditors and outside legal counsel, the Audit Committee Report.

Annual Review

At least annually, the Committee shall

a)	review this Charter with the Corporate Governance and Nominating Committee, and the Corporate Governance and Nominating Committee shall recommend any changes to the Board; and

b)	evaluate its performance against the requirements of this Charter and review this evaluation with the Corporate Governance and Nominating Committee. The Committee shall conduct its review and evaluation in such manner as it deems appropriate.

Amendment

This Audit Committee Charter may be amended by the Board subject to disclosure and other provisions of the Securities and Exchange Act of 1934, as amended by the SOA and the applicable rules of the New York Stock Exchange, Inc.

Original Audit Committee Charter Superseded

This Forest City Enterprises, Inc. Amended and Restated Audit Committee Charter shall supercede the existing Charter.

Consistent with New York Stock Exchange listing requirements, this Charter will be included on the Company’s website and will be made available upon request sent to the Company’s Secretary. The Company’s Annual Report on Form 10-K will state that this Charter is available on the Company’s website and will be available upon request sent to the Company’s Secretary. This Charter will also be periodically published in the proxy statement relating to the Company’s annual meeting of shareholders.

Effective: March 11, 2004

Exhibit C

FOREST CITY ENTERPRISES, INC.

AMENDED AND RESTATED COMPENSATION COMMITTEE CHARTER

Purposes

     The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Forest City Enterprises, Inc. (the “Company”) (a) establishes and administers compensation of the Company’s (i) executive officers and senior management and (ii) directors, including, without limitation, salaries and bonus awards, pursuant to authority delegated to the Committee by the Board, (b) administers the Company’s stock option or other equity incentive plans, and (c) in accordance with federal securities laws, produces an annual report on executive compensation for inclusion in the proxy statement relating to the Company’s annual meeting of shareholders.

Composition

     Size. The size of the Committee shall be determined by the Board, subject to any requirements or limitations in the Company’s Articles of Incorporation or Code of Regulations. The Board believes that the Committee should always have not less than three (3), but no more than five (5) members.

     Qualifications. The members of the Committee may, but are not required due to the Company’s “controlled Company” status, meet the independence qualification requirements of the New York Stock Exchange. Desirable qualifications for Committee members include experience in business management, executive compensation, employee benefits, and human resources.

     Selection. The Board shall appoint the members of the Committee annually considering the recommendations of the Nominating and Governance Committee and further, considering the views of the Co-Chairmen of the Board and the Chief Executive Officer, as appropriate. The Corporate Governance and Nominating Committee shall recommend to the Board a Committee Chair. Each Committee member will serve at the pleasure of the Board for such term or terms as the Board may determine or until such Committee member is no longer a Board member.

Duties and Responsibilities

     The Committee has the following duties and responsibilities:

1.	Establish Executive Compensation Policies and Programs. The Committee will develop and implement the Company’s compensation policies and programs for executive officers.

2.	Review and Approve Executive Officer Compensation. The Committee shall review and approve, at least annually, performance goals and objectives relating to the compensation of the Chief Executive Officer and the other executive officers and “senior management” of the Company. The Committee will, either as a Committee or together with other independent member directors (as directed by the Board, evaluate the performance of the executive officers, including the Chief Executive Officer and senior management, and in light of those corporate goals and objectives set compensation levels based on these evaluations and any other factors as it deems appropriate.

3.	Administer Equity Incentive Plans. The Committee shall make recommendations to the Board and shall administer the Company’s equity incentive plans. The Committee, or a subcommittee, shall approve grants of stock options and other equity or equity-based awards in the manner, and on terms and conditions prescribed by the Company’s equity incentive plans.

4.	Recommend Incentive Plans. The Committee shall make recommendations to the Board with respect to cash incentive compensation plans for executive officers and senior management such as annual bonus awards, and with respect to equity based plans such as stock option plans. The Committee shall also oversee the individuals and committee responsible for administering these plans and monitor compliance with plan provision and applicable law. In determining the long- term incentive component of CEO compensation, the Committee will consider the Company’s performance and relative shareholder return, the value of similar incentive awards to the CEOs at comparable companies and the awards given to the Company’s CEO in past years.

5.	Oversee Regulatory Compliance. The Committee shall, in consultation with appropriate officers of the Company, oversee regulatory compliance with respect to compensation matters, including the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as required, establish performance goals and determine whether performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code.

6.	Review Severance Payments and Employment Agreements. The Committee shall review and approve any severance or other termination payments proposed to be made to any executive officer of the Company. The Committee shall review and approve any proposed severance or retention plans, as well as any employment agreements.

7.	Retain Compensation Consultant. The Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer or senior management compensation and shall have the sole authority to approve the consultant’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

8.	Review Director Compensation. In accordance with the Company’s Corporate Governance Guidelines, the Committee will periodically review director compensation in relation to other comparable companies and in light of such other factors as the Committee may deem appropriate. The Committee shall discuss this review with the Board.

9.	Board Reports. The Committee shall report its activities to the Board at least annually and in such manner and at such times as the Committee or the Board deem appropriate.

10.	Other Delegated Duties or Responsibilities. The Committee shall perform any other duties or responsibilities delegated to the Committee by the Board from time to time.

Compensation of Committee Members

Consistent with New York Stock Exchange listing requirements, directors’ fees shall be the sole compensation paid by the Company to Committee members. For purposes of this Charter, “directors’ fees” includes all forms of compensation paid to directors of the Company for service as a director or member of a Board committee.

The total amount and form of compensation paid to Committee members shall be determined from time to time, in accordance with the Code of Regulations, by the Board in consultation with the Compensation Committee and, otherwise, in accordance with any applicable Company plans or policies.

Meetings

     The Committee shall meet at least semi-annually, and more frequently, if the Committee members deem it necessary to carry out their responsibilities under this Charter. The Committee Chair shall, in consultation with the other members of the Committee and appropriate officers of the Company, establish the agenda for each Committee meeting. Each Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chair or a majority of the Committee members may call a meeting of the Committee at any time. A majority of the number of Committee members selected by the Board shall constitute a quorum for conducting business at a meeting of the Committee. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance shall be the act of the Committee, unless a greater number is required by law, the Company’s Articles of Incorporation or by its Code of Regulations. The Committee Chair shall supervise the conduct of the meetings and shall have other responsibilities which the Committee may designate from time to time.

     The Committee may request any officer or employee of the Company or any representative of the Company’s advisors to attend a meeting or to meet with any members or representatives of the Committee. Any member of the Company’s management whose performance or compensation is to be discussed at a Committee meeting shall not attend such meeting unless specifically invited by the Committee. Any Committee member may be excused from a meeting to permit the remaining members of the Committee to act on any matter in which such member’s participation is not appropriate, and such member’s absence shall not destroy the quorum for the meeting.

Delegation

     The Committee may in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee. In particular, the Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Committee who are

(a)	“Non-Employee Directors” for the purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as in effect from time to time and

(b)	“outside directors” for the purposes of Section 162(m) of the Internal Revenue Code.

Resources and Authority

     The Committee shall have appropriate resources and authority to discharge its responsibilities, including appropriate funding, in such amounts as the Committee deems necessary, to compensate any consultants and any independent advisors retained by the Committee. The Committee shall have the sole authority to retain and terminate compensation consultants to assist in the evaluation of director or executive officer and/or senior management compensation and the sole authority to set the fees and other retention terms of such compensation consultants. The Committee may also retain independent counsel and other independent advisors to assist it in carrying out its responsibilities.

Compensation Committee Report

     The Committee, with the assistance of management and any outside consultants the Committee deems appropriate, shall produce a report for inclusion in the Company’s proxy statement relating to the Company’s annual meeting of shareholders.

Annual Review

     At least annually, the Committee shall

(a)	review this Charter with the Corporate Governance and Nominating Committee, and the Corporate Governance and Nominating Committee shall recommend any changes to the Board, and

(b)	evaluate its performance against the requirements of this Charter and review this evaluation with the Corporate Governance and Nominating Committee. The Committee shall conduct its review and evaluation in such manner as it deems appropriate.

     Consistent with New York Stock Exchange listing requirements, this Charter will be included on the Company’s website and will be made available upon request sent to the Company’s Secretary. The Company’s Annual Report on Form 10-K will state that this Charter is available on the Company’s website and will be available upon request sent to the Company’s Secretary. This Charter may also be published periodically in the proxy statement relating to the Company’s annual meeting of shareholders.

Amendment

     This Compensation Committee Charter may be amended by the Board subject to disclosure and other provisions of the Securities and Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002, and the applicable rules of the New York Stock Exchange, Inc.

Effective: March 11, 2004

Exhibit D

FOREST CITY ENTERPRISES, INC.

AMENDED AND RESTATED CORPORATE GOVERNANCE AND
NOMINATING COMMITTEE CHARTER

Purpose of Committee

The Corporate Governance and Nominating Committee (the “Committee”) is appointed by the Board

1)	to assist the Board by identifying individuals qualified to become Board members and consistent with criteria approved by the Board, and to recommend to the Board the director nominees for the next annual meeting of shareholders;

2)	to recommend to the Board director nominees for each committee;

3)	to serve in an advisory capacity to the Board and Co-Chairmen of the Board on matters of organizational and governance structure of the Company and in such capacity to develop and recommend to the Board the Corporate Governance Guidelines applicable to the Company;

4)	to develop and recommend to the Board the Company’s Code of Legal and Ethical Conduct;

5)	to lead the Board in its annual review of the Board’s performance;

6)	to ensure that appropriate procedures are developed for the succession planning for senior executive officer positions;

7)	to ensure that appropriate procedures are developed to evaluate the performance of the Chief Executive Officer; and

8)	to oversee the evaluation of the Board and management. The Committee shall report to the Board on a regular basis and not less than once a year.

Committee Membership

     Size. The size of the Committee shall be determined by the Board, subject to any requirements or limitations in the Company’s Articles of Incorporation or Code of Regulations. The Board believes that the Committee should always have not less than three (3), but no more than five (5) members.

     Qualifications. The members of the Committee may, but are not required due to the Company’s “controlled company” status, meet the independence qualification requirements of the New York Stock Exchange. Desirable qualifications for committee members include experience in corporate governance, business management, personnel or human resources management and organizational behavior.

     Selection. The Board shall appoint the members of the Committee, considering the views of the Co-Chairmen of the Board and the Chief Executive Officer, as appropriate. The members of the Committee shall designate a Committee Chair. Each Committee member will serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a Board member.

Committee Duties and Responsibilities

A.	In carrying out its nominating functions, the duties and responsibilities of the Committee are to:

1.	identify individuals believed to be qualified to become Board members, and to recommend to the Board the nominees to stand for election as directors at the annual meeting of shareholders or, if applicable, at a special meeting of shareholders.

In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy.

In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate consistent with the Company’s Corporate governance guidelines. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee may consider candidates proposed by the Co-Chairmen of the Board, Chief Executive Officer and other senior management. The Committee shall also review the qualifications of, and make recommendations to the Board regarding director nominations submitted to the Company in accordance with the Company’s Code of Regulations or otherwise, and review and evaluate any shareholder proposals relating to the nomination by shareholders of any candidates to the Board or the right of any shareholder to do so.

2.	have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Corporate Governance and Nominating Committee shall also have authority to obtain, select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate;

3.	make recommendations to the Board, from time to time, as to changes that the Committee believes to be desirable to the size of the Board or any committee thereof;

4.	develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director, in order for a director to meet the requirements of “independence”;

5.	identify Board members qualified to fill vacancies on any committee of the Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate, including without limitation, the consistency of the candidate’s experience with the goals of the committee and the interplay of the candidate’s experience with the experience of other committee members;

6.	undertake any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and committee members;

7.	evaluate whether an incumbent director should be nominated for re-election to the Board upon expiration of such director’s term. The Committee will use the same factors established for new director candidates to make its evaluation and will also take into account the incumbent director’s performance as a Board member;

8.	oversee the evaluation of the Board and management in accordance with the Company’s corporate governance guidelines; and

9.	ensure that the appropriate procedures are developed for the succession of senior executive officers.

B.	In carrying out its corporate governance functions, the duties and responsibilities of the Committee are to:

1.	report to the Board, following the end of each fiscal year, an assessment of the Board’s performance based upon comments from all Board members.

2.	establish procedures for the Committee to evaluate annually, or more often as appropriate, the directors who are members, and the structure and performance of the committees of the Board, and make recommendations to the Board as appropriate.

3.	review and approve amendments to the Charters for each Board Committee and oversee the Compliance of each charter.

4.	review and reassess annually the adequacy of the Guidelines and to make recommendations to the Board. The Committee shall consider any requests for waivers from the Company’s Corporate Governance Guidelines, and the Company shall make disclosures of such waivers to the New York Stock Exchange and the Securities and Exchange Commission, as applicable.

5.	review and reassess the Company’s Code of Legal and Ethical Conduct. The Committee shall consider possible conflicts of interest of Board members and management and make recommendations to prevent, minimize, or eliminate such conflicts of interest. Consistent with the New York Stock Exchange listing the requirements and the Company’s Code of Legal and Ethical Conduct, the Board will cause the Company to promptly disclose any waiver of the Company’s Code of Legal and Ethical Conduct and any waiver of the conflict of interest policy for a director or executive officer.

6.	review other practices and policies pertaining to the Board and make recommendations to the Board.

7.	have the independent directors meet without the presence of management in regular executive sessions.

8.	prepare and issue the evaluation required under “Performance Evaluation” below.

9.	recommend to the Board criteria relating to tenure as a director, including retirement age and continuation of a director in an honorary or similar capacity.

10.	develop appropriate procedures for the succession planning for senior executive officer positions.

11.	undertake any other duties or responsibilities expressly delegated to the Committee by the Board from time to time, relating to the corporate governance functions of the Committee.

12.	report to the Board on at least an annual basis, with respect to succession planning, which shall include appropriate contingencies in case the Chairman of the Board or the CEO retires, resigns or is incapacitated. The Committee shall assist the Board in evaluation of potential successors to the Chairman of the Board and the CEO.

13.	recommend the appropriate size of the Board and effectiveness of the Board in fulfilling its obligations to the Company and its stockholders. The Committee shall evaluate and recommend the processes and practices which the Board shall conduct its business, including

(a)	the structure, charter and membership of committees of the Board; and

(b)	committee membership qualifications, appointment and removal.

Meetings

The Committee shall meet a minimum of four times a year, at each quarterly and annual Board/Shareholders’ meeting, and more frequently if the Committee members deem it necessary to carry out their responsibilities under this Charter. The Committee Chair shall, in consultation with the other members of the Committee and appropriate officer of the Company, establish the agenda for each Committee meeting. Each Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chair or a majority of the Committee members may call a meeting of the Committee at any time. A majority of the number of Committee members selected by the Board shall constitute a quorum for conducting business at a meeting of the Committee. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance shall be the act of the Committee, unless a greater number is required by law, the Company’s Articles of Incorporation or its Code of Regulations. The Committee Chair shall supervise the conduct of the meetings and shall have other responsibilities which the Committee may designate from time to time.

The Committee may request any officer of the Company, or any representative of the Company’s advisors, to attend a meeting or to meet with any members or representatives of the Committee.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Resources and Authority

The Committee shall have appropriate resources and authority to discharge its responsibilities, including appropriate funding in such amount as the Committee deems necessary, to compensate any consultants and any independent advisors retained by the Committee. The Committee shall have the sole authority to retain and terminate any search firm to assist in the identification of director candidates and the sole authority to set the fees and other retention terms of such search firms. The Committee may also retain independent counsel and other independent advisors to assist it in carrying out its responsibilities.

Board Reports

At least annually, the Committee shall report its activities to the Board and in such manner and at such times as the Committee or the Board deems appropriate. This report shall include the Committee’s assessment of the Board’s performance and procedures.

Performance Evaluation

The Committee shall produce and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Committee’s charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

Consistent with the New York Stock Exchange listing requirements, this Charter will be included on the Company’s website and will be made available upon request sent to the Company’s Secretary. The Company’s Annual Report on Form 10-K will state that this Charter is available on the Company’s website and will be available upon request sent to the Company’s Secretary. This Charter will also be periodically published in the proxy statement relating to the Company’s annual meeting of shareholders.

Effective: March 11, 2004

VOTE BY TELEPHONE

Have your proxy card available when you call the Toll-Free number 1-800-542-1160 using a touch-tone telephone. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.

VOTE BY INTERNET

Have your proxy card available when you access the website http://www.votefast.com. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.

VOTE BY MAIL

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Stock Transfer Dept. (FCE), National City Bank, P.O. Box 94509, Cleveland, OH 44101-4500.

Vote by Telephone
Call toll-free using
a touch-tone phone:
1-800-542-1160

Vote by Internet
Access the Website and
cast your vote:
http://www.votefast.com

Vote by Mail
Return your proxy
in the postage-paid
envelope provided.

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 11:59 p.m. Eastern Standard Time on Monday, June 7, 2004 in order to be counted in the final tabulation.

If you vote by telephone or Internet, please do not send your proxy by mail.

B

CONTROL NUMBER:

B

- DETACH HERE -

(Continued from other side)
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

(1)	The election of nine (9) directors, each to hold office until the next annual shareholders’ meeting and until his or her successor shall be elected and qualified.
	Nominees:	(01) Albert B. Ratner	(02) Samuel H. Miller	(03) Charles A. Ratner	(04) James A. Ratner (05) Jerry V. Jarrett
		(06) Ronald A. Ratner	(07) Scott S. Cowen	(08) Brian J. Ratner	(09) Deborah Ratner Salzberg

	☐ FOR, except vote withheld from the following nominee(s):			☐ WITHHELD

(2)	The proposed amendment, restatement and renaming of the 1994 Stock Option Plan.
	☐ FOR	☐ AGAINST		☐ ABSTAIN

(3)	The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2005.
	☐ FOR	☐ AGAINST		☐ ABSTAIN

	Dated:	, 2004

☐ CHANGE OF ADDRESS (ABOVE)	Signature(s) Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

B

- DETACH HERE -

FOREST CITY ENTERPRISES, INC. CLASS B
Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Shareholders

The undersigned hereby appoints ALBERT B. RATNER and SAMUEL H. MILLER, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held at Westerly Creek Elementary School/Odyssey School, 1858 Elm Street, Denver, CO 80220, on June 8, 2004 at 2:00 p.m., Mountain Time, and at any adjournment thereof, to vote and act with respect to all shares of Class B Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

(1)	The election of nine (9) directors, each to hold office until the next annual shareholders’ meeting and until his or her successor shall be elected and qualified.

	Nominees:	(01) Albert B. Ratner	(02) Samuel H. Miller	(03) Charles A. Ratner	(04) James A. Ratner (05) Jerry V. Jarrett
		(06) Ronald A. Ratner	(07) Scott S. Cowen	(08) Brian J. Ratner	(09) Deborah Ratner Salzberg

(2)	The proposed amendment, restatement and renaming of the 1994 Stock Option Plan.

(3)	The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2005.

(4)	In their discretion, to vote upon such other business as may properly come before the meeting.

Please specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. When properly executed, this proxy will be voted in accordance with your instructions, or, IF YOU GIVE NO INSTRUCTIONS, this proxy will be voted FOR items 1, 2 and 3.

(Continued and to be signed on reverse side.)

VOTE BY TELEPHONE

Have your proxy card available when you call the Toll-Free number 1-800-542-1160 using a touch-tone telephone. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.

VOTE BY INTERNET

Have your proxy card available when you access the website http://www.votefast.com. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.

VOTE BY MAIL

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Stock Transfer Dept. (FCE), National City Bank, P.O. Box 94509, Cleveland, OH 44101-4500.

Vote by Telephone
Call toll-free using
a touch-tone phone:
1-800-542-1160

Vote by Internet
Access the Website and
cast your vote:
http://www.votefast.com

Vote by Mail
Return your proxy
in the postage-paid
envelope provided.

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 11:59 p.m. Eastern Standard Time on Monday, June 7, 2004 in order to be counted in the final tabulation.

If you vote by telephone or Internet, please do not send your proxy by mail.

A

CONTROL NUMBER:

A

- DETACH HERE -

(Continued from other side)
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

(1)	The election of four (4) directors, each to hold office until the next annual shareholders’ meeting and until his or her successor shall be elected and qualified. - Nominees: (01) Michael P. Esposito, Jr. (02) Joan K. Shafran (03) Louis Stokes (04) Stan Ross

	☐ FOR, except vote withheld from the following nominee(s):		☐ WITHHELD

(2)	The proposed amendment, restatement and renaming of the 1994 Stock Option Plan.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)	The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2005.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

	Dated:	, 2004

☐ CHANGE OF ADDRESS (ABOVE)	Signature(s) Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

A

- DETACH HERE -

FOREST CITY ENTERPRISES, INC. CLASS A
Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Shareholders

The undersigned hereby appoints ALBERT B. RATNER and SAMUEL H. MILLER, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held at Westerly Creek Elementary School/Odyssey School, 1858 Elm Street, Denver, CO 80220, on June 8, 2004 at 2:00 p.m., Mountain Time, and at any adjournment thereof, to vote and act with respect to all shares of Class A Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

(1)	The election of four (4) directors, each to hold office until the next annual shareholders’ meeting and until his or her successor shall be elected and qualified.

	Nominees:	(01) Michael P. Esposito, Jr.	(02) Joan K. Shafran	(03) Louis Stokes	(04) Stan Ross

(2)	The proposed amendment, restatement and renaming of the 1994 Stock Option Plan.

(3)	The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2005.

(4)	In their discretion, to vote upon such other business as may properly come before the meeting.

Please specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. When properly executed, this proxy will be voted in accordance with your instructions, or, IF YOU GIVE NO INSTRUCTIONS, this proxy will be voted FOR items 1, 2 and 3.

(Continued and to be signed on reverse side.)